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                                                                   EXHIBIT 10.10



                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

                         EMPLOYEE STOCK OWNERSHIP PLAN



                                   ARTICLE I

                       NAME, EFFECTIVE DATE AND PURPOSES

        1.1 NAME AND EFFECTIVE DATE. Effective February 1, 1973, Science Applications, Inc. established the Science Applications, Inc. Stock Bonus Retirement Plan ("Predecessor Plan"). In connection with the reorganization between Science Applications, Inc. and Science Applications International Corporation effected October 1, 1981, Science Applications International Corporation adopted the Predecessor Plan and the name of Predecessor Plan was changed to Science Applications International Corporation Stock Bonus Retirement Plan. The Predecessor Plan was amended and restated in its entirety effective as of January 1, 1985, and has been amended in several respects and has undergone restatement subsequent to that date, the most recent restatement being effective January 1, 1994. The plan established and adopted hereunder shall be known as the Science Applications International Corporation Employee Stock Ownership Plan ("Plan").

        1.2 PLAN PURPOSES. This Plan is designed to constitute a tax-qualified stock bonus plan within the meaning of Code section 401(a) as well as an employee stock ownership plan within the meaning of Code section 4975(e)(7).





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                                 ARTICLE II

                                 DEFINITIONS

        2.1 ACCOUNTS. The term "Accounts" shall include the following Accounts that are maintained pursuant to the terms of this Plan:

                 (a) The Plan Account opened and maintained for each Participant pursuant to the provisions of Section 6.1;

                 (b) The TRASOP Account, if any, opened and maintained for each affected Participant under Article VI for purposes of holding and accounting for Company Stock and other assets held in the TRASOP Fund and allocated to Participants whose TRASOP Accounts were transferred to this Plan from the Science Applications International Corporation Cash or Deferred Arrangement;

                 (c) The Alternate Payee account, if any, maintained for each Alternate Payee who is awarded an interest in a Participant's benefits under the Plan pursuant to the provisions of Sections 6.11 and 14.2;

                 (d) The CODA Account, if any, opened and maintained for each affected Participant under Article VI for purposes of holding and accounting for Company Stock and other assets transferred from the Deferred Fund of the Science Applications International Corporation Cash or Deferred Arrangement. Such CODA Account shall be 100% vested at all times; and

                 (e) The Profit Sharing Account, if any, opened and maintained for each affected Participant under Article VI for purposes of holding and accounting for Company Stock and other assets transferred from the Science Applications International Corporation Profit Sharing Retirement Plan.

        2.2 ADJUSTMENT FACTOR. Adjustment Factor" shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code section 415(d) for years beginning after December 31, 1987, as applied to the items and in the manner prescribed by the Secretary of the Treasury.





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        2.3      AFFILIATED COMPANY. "Affiliated Company" shall mean:

                 (a) Any corporation that is included in a controlled group of corporations, within the meaning of Code section 414(b), that includes the Company;

                 (b) Any trade or business that is under common control with the Company within the meaning of Code section 414(c);

                 (c) Any member of an affiliated service group, within the meaning of Code section 414(m), that includes the Company; and

                 (d)     Any entity required to be included under Code section
414(o).

        2.4 ALTERNATE PAYEE. "Alternate Payee" shall mean an individual awarded a portion of a Participant's benefits under the Plan pursuant to a qualified domestic relations order, as defined in Code section 414(p) and 14.2 of the Plan. Any limitation or condition imposed by the Plan upon a Participant or his rights hereunder shall, unless expressly indicated otherwise, also serve to limit or condition the rights of an Alternate Payee of the Participant's Account(s).

        2.5 ALTERNATE PAYEE ACCOUNT. "Alternate Payee Account" shall mean the Account opened up and maintained to reflect the interest of an Alternate Payee under the Plan.

        2.6 ANNIVERSARY DATE. "Anniversary Date" shall mean the last day of each Plan Year.

        2.7 APPLICABLE VALUATION DATE. "Applicable Valuation Date" shall mean the most recent date on which the Trust assets were valued in accordance with the rules of Article VI.

        2.8 ANNUAL ADDITION. "Annual Addition" shall mean "annual addition" as defined in Code section 415(c)(2).





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        2.9   BENEFICIARY. "Beneficiary" or "Beneficiaries" means the person or persons designated in Section 8.9 to receive the interest of a deceased Participant.

        2.10 BOARD OF DIRECTORS. "Board of Directors" shall mean the Board of Directors (or its delegate, to the extent the duties of the Board of Directors are delegated to such person) of Science Applications international Corporation as it may from time to time be constituted.

        2.11 BREAK IN SERVICE. "Break in Service" shall mean, with respect to an Employee, a computation period (as defined in Section 2.52(b)) in which the Employee completes no more than 425 Hours of Service.

        2.11A CODA ACCOUNT. "CODA Account" shall mean the Account published to hold assets transferred to this Plan in February 1990 from the Science Applications International Corporation Cash or Deferred Arrangement.

        2.12 CODE. "Code" shall mean the Internal Revenue Code of 1986, as in effect on the date of execution of this Plan document and as thereafter amended from time to time.

        2.13 COMMITTEE. "Committee" shall mean the Science Applications International Corporation Retirement Plans Committee described in Article IX.

        2.14 COMPANY. "Company" shall mean Science Applications International Corporation, or any successor thereof, if its successor shall adopt this Plan. In addition, unless the context indicates otherwise, as used in this Plan the term Company shall also mean and include any Affiliated Company (or similar entity) that has been granted permission by the Board of Directors to participate in this Plan. This permission shall be granted upon such terms and conditions as the Board of Directors deems appropriate.

        2.15 COMPANY CONTRIBUTIONS. "Company Contributions" shall mean all amounts (whether in cash or other property, including Company Stock) paid by the Company into the Trust Fund established and maintained under the provisions of this Plan for





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the purpose of providing benefits for Participants and their Beneficiaries.

        2.16 COMPANY STOCK. "Company Stock" shall mean Class A Common Stock par value $.01 per share ("Class A Common Stock"), and to the extent accounted for pursuant to Section 4.2 of the Plan and solely for such purpose, shall also mean Class B Common Stock, par value $.05 per share ("Class B Common Stock"), of the Company.

        2.17  COMPENSATION. "Compensation" shall mean:

                 (a) For purposes of determining the allocation of Company Contributions pursuant to Section 6.5 and forfeitures pursuant to Section 6.7, "Compensation" shall mean the amount of compensation paid by the Company during a calendar year by reason of services performed by an Employee reflected as "wages, tips, other compensation" on the Employee's Form(s) W-2 for such year; plus

                          (i)     Contributions or payments by the Company for,
or on account of, an Employee under the Company's FlexComp Plan (except for the supplemental amount provided under such FlexComp Plan); plus

                         (ii)     Any Compensation which, but for Code section
3401(a)(8)(A) (dealing with the section 911 exclusion and income subject to foreign withholding) would be required to be reflected as "wages, tips, other compensation" on the Employee's Form(s) W-2; less

                        (iii) Any Compensation paid by reason of services performed during any period in which the Employee is not a Participant under this Plan or is not an Eligible Employee; overtime pay (which shall be deemed to include base pay and premium pay for time worked in excess of a normal day or week); bonuses (including any supplemental amount provided under the Company's FlexComp Plan which is included on Form(s) W-2); commission; and amounts reflecting reimbursed expenses or fringe benefits (including any amount relating to the grant or exercise of stock options or disposition of shares through exercise of





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options) which have been included as "wages, tips, compensation" on the
Employee's Form(s) W-2.

                 (b) For purposes of applying the limitation on Annual Additions pursuant to Article XIII of the Plan and determining whether the Plan is "top heavy" (within the meaning of Code section 416), "Compensation" shall include all of the following:

                          (i)     An Employee's wages, salaries, fees for
professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company to the extent that the amounts are includible in gross income [including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan, as described in Income Tax Regulations, section 1.62-2(c)];

                         (ii)     In the case of an Employee who is an Employee
within the meaning of Code section 401(c)(1) and the regulations thereunder, the Employee's earned income (as described in section 401(c)(2) and the regulations thereunder);

                        (iii) Amounts described in Code sections 104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includible in the gross income of the Employee;

                         (iv)     Amounts paid or reimbursed by the Company for
moving expenses incurred by an Employee, but only to the extent that at the time of payment it is reasonable to believe that these amounts are not deductible by the Employee under Code section 217;

                          (v)     The value of a nonqualified stock option
granted to an Employee by the Company, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted; and





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                         (vi)     The amount includible in the gross income of
the Employee upon making the election described in Code section 83(b).

        Subsections (i) and (ii) above shall include foreign earned income [as defined in Code section 911(b)], whether or not excludible from gross income under section 911. Compensation described in subsection (i) above is to be determined without regard to the exclusions from gross income in Code sections 931 and 933. Similar principles will be applied with respect to income subject to Code sections 931 and 933 in determining Compensation described in subsection (ii) above.

        For purposes of this subsection 2.17(b), "Compensation" shall not include items such as:

                          (i)     Company Contributions to a plan of deferred
compensation that are not includible in the Employee's gross income for the taxable year in which contributed, or Company Contributions under a simplified employee pension [within the meaning of Code section 408(k)] to the extent such Contributions are excludible from gross income by the Employee, or any distributions from a plan of deferred compensation; however, any amounts received by an Employee pursuant to an unfunded nonqualified plan of deferred compensation are permitted to be considered as Compensation for Code section 415 purposes in the year the amounts are includible in the gross income of the Employee;

                         (ii)     Amounts realized from the exercise of a
nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferrable or is no longer subject to a substantial risk of forfeiture;

                        (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified or incentive stock option; and

                         (iv)     Other amounts that received special tax
benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are includible in the gross income of the Employee) or Company Contributions (whether or not





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under a salary reduction agreement) towards the purchase of an annuity described in Code section 403(b) (whether or not the amounts are actually excludible from the gross income of the Employee).

                 (c) For purposes of determining who is a Highly Compensated Employee, "Compensation" shall be "Compensation" as defined in subsection (b) above, but determined without regard to Code sections 125, 402(e)(3) and 402(h)(1)(B) and, in the case of Company Contributions made pursuant to a salary reduction agreement, without regard to Code section 403(b). Thus, Compensation for purposes of this subsection 2.17(c) includes elective or salary reduction Contributions to the Company's FlexComp Plan, the Cash or Deferred Arrangement or any tax-sheltered annuity.

                 (d) Notwithstanding subsection (a) above, effective January 1, 1993, for purposes of determining the allocation of Company Contributions pursuant to Section 6.5 and forfeitures pursuant to Section 6.7 with respect to any Employee who is on assignment away from the normal work location(s) and entitled to receive one or more taxable allowances or adjustments to Compensation based on such assignment, "Compensation" shall mean the amount of Compensation paid by the Company during a calendar year by reason of services performed by such Employee which constitutes base salary (including comprehensive leave, vacation and holiday pay) less any amounts deferred pursuant to an Employee's election under Section 5.1 of the Science Applications International Corporation Cash or Deferred Arrangement and unadjusted for any taxable assignment allowances.

        For Plan Years after 1988, the amount considered as Compensation for any purpose hereunder shall be limited to $200,000, multiplied by the Adjustment Factor. For purposes of applying the foregoing $200,000 (as adjusted) limit, a Highly Compensated Employee and his family shall be treated as a single Employee with a single amount of Compensation subject to the $200,000 (as adjusted) limit, with the $200,000 (as adjusted) limit allocated among the members of the family in proportion to each member's Compensation, determined before application of the limit (except for purposes of determining Compensation below the Plan's integration level, i.e., the Contribution and benefit base





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under section 230 of the Social Security Act in effect at the beginning of the
Plan Year). For this purpose, "family" shall consist solely of the Highly Compensated Employee, the spouse of such Highly Compensated Employee, and such Highly Compensated Employee's lineal descendants who have not attained the age of 19 before the close of the Plan Year. For purposes of applying the $200,000 (as adjusted) limit under this Section 2.17, Highly Compensated Employees shall be limited to 5% Owners of the Company and the 10 Highly Compensated Employees having the greatest Compensation during the Plan Year.

        For Plan Years after 1993, "$150,000" shall be substituted for "$200,000," and the adjustment in the $150,000 limit for the Adjustment Factor in Plan Years after 1994 shall be determined as follows:

                          (i)     The Adjustment Factor shall be determined
using as a base period the calendar quarter beginning October 1, 1993; and

                         (ii)     The increase, if any, in the limit for a
particular Plan Year as compared with the next preceding Plan Year shall be rounded to the next lowest multiple of $10,000.

        2.18 DISABILITY. "Disability" or "Disabled" shall mean the status of disability determined conclusively by the Committee based on certification of disability by the Social Security Administration, effective upon receipt of such certification by the Committee.

        2.19 DISTRIBUTABLE BENEFIT. "Distributable Benefit" shall mean the interest of a Participant in this Plan, represented by his Vested Interest in his Plan Account and Profit Sharing Account, if any, and his entire interest in his TRASOP Account, if any, and his CODA Account, if any, which is determined and distributable to him upon termination of his employment in accordance with the provisions of Article VIII. In the case of an Alternate Payee, the Distributable Benefit shall mean the balance in the Alternate Payee Account.

        2.19A DIVERSIFICATION AMOUNT. "Diversification Amount" shall mean 25% (50% in the last Plan year of the Qualified





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Election Period) of that portion of a Participant's Account balance attributable to Company stock acquired by the Plan after December 31, 1986; provided, however, that shares acquired by this Plan in a plan-to-plan transfer from another qualified retirement plan maintained by the Company shall take the acquisition date of the transferor plan and shall not be deemed acquired after December 31, 1986 merely because the plan-to-plan transfer occurred after that date.

        2.20 EFFECTIVE DATE. The original effective date of this Plan was February 1, 1973. The effective date of this amendment and restatement of the Plan is January 1, 1988. The effective date of any prior or subsequent amendments is the date specified therein or in any accompanying resolutions adopting such amendment. The rights of an Employee who terminates employment shall be governed by the terms of the Plan in effect at the time of such termination, unless otherwise specified in any subsequent amendment.

        2.21 ELIGIBLE EMPLOYEE. "Eligible Employee" shall include any Employee except the following:

                 (a) Any Employee who is covered by a collective bargaining agreement to which the Company or an Affiliated Company is a party if there is evidence that retirement benefits were the subject of good faith bargaining between the Company (or an Affiliated Company) and the collective bargaining representative, unless the collective bargaining agreement provides for coverage under this Plan.

                 (b) Any Employee who is an "Eligible Employee" as defined in the Science Applications International Corporation Profit Sharing Retirement Plan II.

                 (c) Any Employee of an Affiliated Company which has not been granted permission by the Board of Directors to participate in this Plan.

                 (d) Any Employee within a group or classification within the Company designated by the Chief Operating Officer, Chief Financial Officer, Controller or Treasurer of the Company as ineligible for participation in this Plan. The designation of





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any such group or classification and the effective date of its ineligibility shall be communicated in writing to the Committee.

                 (e) Any Employee who becomes an Employee on or after January 1, 1988 and who is hired or becomes an Employee as part of a division, operating unit, geographical location or other identified unit of the Company, unless such new division, unit or location has been determined by the President, Chief Operating Officer or Senior Vice President for Administration of the Company to be eligible for participation in this Plan.

                 (f) Any Employee who is a nonresident alien and who receives no earned income (within the meaning of Code section 911(d)(2)) from the Company which constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)), unless the Employee is within a group or classification of nonresident alien Employees designated as eligible to participate in the Plan by the Board of Directors or its delegate.

                 (g) Any Employee who is a leased Employee within the meaning of Code section 414(n)(2).

                 (h) Any individual who is not treated as an Employee on the Company's payroll records during the applicable Plan Year or other applicable computation or eligibility period, notwithstanding the fact that such individual is subsequently classified as a common-law employee of the Company.

        2.22 EMPLOYEE. "Employee" shall mean each person currently employed in any capacity by the Company or Affiliated Company any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Company, as well as any other person qualifying as a common-law employee of the Company or Affiliated Company. For services performed after December 31, 1986 for purposes of determining the number or identity of Highly Compensated Employees and for purposes of the requirements of Code sections 414(n)(3)(A) and (B), the term "Employee" shall include any person who is a leased employee within the meaning of Code section 414(n)(2) unless (i) such leased employees constitute less than 20% of the Company's nonhighly compensated workforce within the meaning of





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Code section 414(n)(5)(C)(ii) and (ii) such person is covered by a plan meeting the requirements of Code section 414(n)(5)(B).

        2.23 EMPLOYMENT COMMENCEMENT DATE. "Employment Commencement Date" shall mean each of the following:

                 (a) The date on which an Employee first performs an Hour of Service in any capacity for the Company or an Affiliated Company with respect to which the Employee is compensated or is entitled to compensation by the Company or the Affiliated Company.

                 (b) In the case of an Employee whose employment is terminated and who is subsequently reemployed by the Company or an Affiliated Company, the term "Employment Commencement Date" shall also mean the first day following the termination of employment on which the Employee performs an Hour of Service for the Company or an Affiliated Company with respect to which he is compensated or entitled to compensation by the Company or Affiliated Company.

        Unless the Board of Directors or its delegate shall expressly determine otherwise, and except as is expressly provided otherwise in this Plan, an Employee shall not, for the purposes of determining his Employment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which the entity became an Affiliated Company.

        2.23A    ENTRY DATE.  "Entry Date" shall mean January 1 and July 1 of each Plan Year.

        2.24 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

        2.25     RESERVED FOR PLAN MODIFICATIONS.

        2.26 5% OWNER. "5% Owner" shall mean an individual who owns (or is considered as owning, within the meaning of Code section 318) more than 5% of the outstanding stock of the Company or stock possessing more than 5% of the total combined voting power of all stock of the Company.





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        2.27  HIGHLY COMPENSATED EMPLOYEE.  "Highly Compensated Employee" shall mean any Employee who, during the Plan Year or the preceding Plan Year--

                 (a)     Was at any time a 5% Owner;

                 (b) Received Compensation from the Company in excess of $75,000 (adjusted by the Adjustment Factor);

                 (c) Received Compensation from the Company in excess of $50,000 (adjusted by the Adjustment Factor) and was in the top-paid group of Employees (i.e., group consisting of the top 20% of Employees when ranked on the basis of Compensation paid during such Plan Year); or

                 (d) Was at any time an officer and received Compensation greater than 50% of the amount in effect under Code section 415(b)(1)(A) for such Plan Year.

        For purposes of determining Highly Compensated Employees in the current Plan Year, an Employee not described in subsection 2.27(b), (c) or (d) above for the preceding Plan Year shall not be considered a Highly Compensated Employee for the current Plan Year unless such Employee is a member of the group consisting of the 100 Employees paid the greatest Compensation during the current Plan Year.

        If the Company makes the election specified in Code section 414(q)(12) to apply the simplified method of determining Highly Compensated Employees, then for any Plan Year governed by the election, in determining whether an Employee is a Highly Compensated Employee for such Plan Year, (i) subsection 2.27(b) above shall be applied by substituting "$50,000" for "$75,000," and
(ii) subsection 2.27(c) shall not apply.

        The election by the Company under Section 414(q)(12) shall not apply for any Plan Year unless, at all times during the Plan Year, (i) the Company maintained significant business activities (and employed Employees) in at least two significantly separate geographic areas, and (ii) the Company satisfies such other conditions as the Secretary of Treasury has prescribed.





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        For purposes of determining who is a Highly Compensated Employee and
(except as provided in applicable regulations) in determining the Compensation of (or any Contributions or benefits on behalf of) an Employee for purposes of any Code section with respect to which a Highly Compensated Employee is defined by reference to Code section 414(q), an individual who is a member of the family of a 5% Owner of the Company or in the group of 10 Highly Compensated Employees having the greatest Compensation during the Plan Year, such individual shall not be considered a separate Employee and any Compensation paid to such individual (and any applicable Contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the 5% Owner or Highly Compensated Employee. For this purpose, and except as provided in Section 2.17, the term "family" means, with respect to any Employee, such Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

        2.28     HOUR OF SERVICE.

                 (a) "Hour of Service" of an Employee shall mean the following:

                          (i)     Each hour for which the Employee is paid by
the Company or an Affiliated Company or entitled to payment for the performance of services as an Employee. An Employee will not be considered as being entitled to payment, for purposes of determining the computation period to which hours are to be credited, until the date the Company or Affiliated Company, as applicable, would normally make payment to the Employee for such hour based on normal payroll practices.

                         (ii)     Each hour in or attributable to a period of
time during which the Employee performs no duties (irrespective of whether he has terminated his Employment) due to a vacation, holiday, illness, incapacity (including pregnancy or disability), layoff, jury duty, military duty or a leave of absence, for which he is so paid or so entitled to payment, whether direct or indirect. However, no such hours shall be credited to an Employee if such Employee is directly or indirectly paid or entitled to payment for such hours and if such payment or





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
entitlement is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws or is a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

                        (iii) Each hour for which an Employee is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company or an Affiliated Company, provided that such Employee has not previously been credited with an Hour of Service with respect to such hour under paragraphs (i) or (ii) above.

                         (iv)     The term "Hour of Service" shall also include
periods during which an Employee who was on an authorized noncompensated leave of absence, as of December 31, 1987 continues on such noncompensated leave of absence, provided the Employee returns to the employ of the Company or an Affiliated Company immediately upon the termination of such leave of absence and provided that, for purposes of Section 7.2 (relating to vesting) no hours shall be credited pursuant to this paragraph (iv) until the Employee completes 850 Hours of Service (excluding any additional leaves of absence) in the twelve-month period beginning with the Employee's Employment Commencement Date immediately following such leave of absence.

                          (v)     The term "Hour of Service" shall also include
(for those purposes designated by the applicable officer specified below) hours credited to an Employee for service with a predecessor employer provided that such service has been approved by the President, Chief Operating Officer or Senior Vice President for Administration of the Company for recognition under this Plan, which approval shall apply on a nondiscriminatory basis to all Employees with service during the recognition period for such predecessor employer.

                 (b) Hours of Service under subsections (a)(ii), (a)(iii), and (a)(iv) shall be calculated in accordance with Department of Labor Regulation 29 C.F.R. Section 2530.200b-2(b). Hours of Service shall be credited to the appropriate computation period (under Section 2.52) according to the Department of Labor Regulation 29 C.F.R. Section 2530.200b-2(c).





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

                 (c) In the event that an Employee receives credit for Hours of Service for a period during which no duties are performed (including sick leave, vacations or an authorized leave of absence), the Employee shall be deemed to have completed eight (8) Hours of Service for each day or portion thereof during that period.

                 (d)     To the extent not otherwise credited under this
Section 2.28, Hours of Service determined with respect to a Maternity or Paternity Absence shall be credited as follows: the Employee shall be credited (solely for purposes of Section 2.11) with those Hours of Service that otherwise would normally have been credited to such Employee but for such absence, except that (i) the total number of Hours of Service so credited shall not exceed 426 and (ii) such Hours of Service shall be credited as Hours of Service in the Plan Year in which the absence from work commences only if the Employee would be prevented from incurring a Break in Service in such Plan Year solely by virtue of such crediting, and shall otherwise be credited in the Plan Year immediately following the Plan Year in which the absence from work commences.

                 (e) All Hours of Service and Years of Service relating to periods prior to January 1, 1990 shall be determined under the provisions of this Plan as in effect prior to January 1, 1990.

        2.29 INVESTMENT MANAGER. "Investment Manager" shall mean the one or more Investment Managers, if any, that are appointed pursuant to Section 9.3.

        2.30 LOAN. "Loan" means a loan described in Code section 4975(d)(3) and which otherwise satisfies the requirements of Section 4.10 hereof.

        2.31 LIMITATION YEAR. "Limitation Year" shall mean the calendar year.

        2.32 MATERNITY OR PATERNITY ABSENCE. "Maternity or Paternity Absence" shall mean an absence from work for any period by reason of (a) an Employee's pregnancy, (b) the birth of a child of such Employee, (c) the placement of a child with the





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Employee in connection with the adoption of such child by such Employee, or (d)
the caring for a natural or adopted child for a period beginning immediately following such birth or placement.

        2.33 NORMAL RETIREMENT. "Normal Retirement" shall mean a Participant's termination of employment with the Company as a result of such Participant attaining his Normal Retirement Date.

        2.34 NORMAL RETIREMENT DATE. "Normal Retirement Date" shall be the day on which a Participant attains age 59-1/2.

        2.35 PARTICIPANT. "Participant" shall mean any Eligible Employee who has satisfied the participation eligibility requirements set forth in Section
3.1 and has been enrolled in this Plan in accordance with the provisions of
Section 3.2.

        2.36 PARTICIPATION COMMENCEMENT DATE. "Participation Commencement Date" shall mean the day on which an Employee's participation in this Plan commences in accordance with the provisions of Article III.

        2.37 PLAN. "Plan" shall mean the Science Applications International Corporation Employee Stock Ownership Plan herein set forth, and as it may be amended from time to time.

        2.38 PLAN ACCOUNT. "Plan Account" shall mean the Account opened and maintained for each Participant pursuant to the provisions of Section 6.1.

        2.39 PLAN ADMINISTRATOR. "Plan Administrator" shall mean the administrator of the Plan, within the meaning of Section 3(16)(A) of ERISA.
The Plan Administrator shall be Science Applications International Corporation.

        2.40     PLAN YEAR. "Plan Year" shall mean the calendar year.

        2.40A    PROFIT SHARING ACCOUNT. "Profit Sharing Account" shall mean the
Account established to hold the assets transferred to this Plan from the Science Applications International Corporation Profit Sharing Retirement Plan in February 1990.

        2.40B    QUALIFIED ELECTION PERIOD. "Qualified Election Period" shall mean the six Plan Year period beginning with the later of (i) the first Plan Year in which the individual first became a qualified Participant, or (ii) the first Plan Year beginning after December 31, 1986.

        2.41     QUALIFIED HOLDER. "Qualified Holder" shall mean:

                          (i)     The Participant, Beneficiary or Alternate
Payee receiving a distribution of Company Stock under this Plan;

                         (ii)     Any other party to whom the distributed
Company Stock is transferred by gift or by reason of death; and

                        (iii) Any trustee of an Individual Retirement Account (as defined under Code section 408) to which all or any portion of the distributed Company Stock is transferred pursuant to a tax-free "rollover" transaction satisfying the requirements of Code section 402.

        2.41A    QUALIFIED PARTICIPANT. "Qualified Participant" shall mean a
Participant who has attained age 55 and who has completed at least 10 full years of participation in the Plan.

        2.41B    READILY TRADEABLE STOCK. "Readily Tradeable Stock" shall mean
Company Stock that, at the time of reference:

                 (a) Is "publicly traded" as that term is defined under Treasury Regulation Section 54.4975-7(b)(1)(iv) or any successor regulation thereto; and

                 (b) Is not subject to a "trading limitation" as that term is defined under Treasury Regulation Section 54.4975-(b)(10) or any successor regulation thereto.

        2.42 REQUIRED PAYMENT COMMENCEMENT DATE. "Required Payment Commencement Date" in the case of a Participant other than a 5% Owner, shall be the sixtieth day after the close of the latest Plan Year in which occurs:

                 (a)     The Participant's Normal Retirement Date;

                 (b) the tenth anniversary of the date the Participant commenced participation in the Plan; or

                 (c) the Participant's termination of employment with the Company or an Affiliated Company, unless a Participant who retires on or after his Normal Retirement Date elects, pursuant to Section 8.2(b) to defer distribution for a period of up to five years following his Normal Retirement Date; but in no event beyond April 1 following the calendar year in which the Participant attains age 70-1/2.

        In the case of a 5% Owner (and in all cases after December 31, 1988), the Required Payment Commencement Date shall be the earlier of the date specified in the preceding sentence and April 1 following the calendar year in which the Participant attains age 70-1/2, whether or not the Participant has retired. If a Participant becomes a 5% Owner after attaining age 70-1/2, the Required Payment Commencement Date shall not be later than the last day of the calendar year in which the Participant becomes a 5% Owner.

        2.43     RESERVED FOR PLAN MODIFICATIONS.

        2.44     RESERVED FOR PLAN MODIFICATIONS.

        2.45 SUSPENDED PARTICIPANT. "Suspended Participant" shall mean any Participant who remains an Employee but who ceases to be eligible to participate in this Plan by virtue of ceasing to be an Eligible Employee. Status as a Suspended Participant shall commence as of the date such Participant ceases to be an Eligible Employee. A Suspended Participant shall not be deemed a Participant except for those purposes specified in the Plan or as required by law.

        2.45A    TRASOP ACCOUNT. "TRASOP Account" shall mean the "TRASOP Fund
Account" (as defined in the Science Applications International Corporation Cash or Deferred Arrangement ("CODA") prior to February, 1990) transferred to this Plan in February, 1990.

        2.45B    TRASOP FUND. "TRASOP Fund" shall mean the fund within the Trust containing all of the assets allocated to TRASOP Accounts.

        2.46 TRUST AND TRUST FUND. "Trust" or "Trust Fund" shall mean the one or more trusts created for funding purposes under the Plan. The Trust Fund may be commingled for investment purposes with the assets of other qualified retirement plans maintained by the Company by investing through a master trust fund operated pursuant to a master trust agreement between the Company and the Trustee.

        2.47 TRUSTEE. "Trustee" shall mean State Street Bank & Trust Company, or any successor or other corporation acting as a trustee of the Trust Fund.

        2.48 VALUATION DATE. "Valuation Date" shall mean the date as of which the Trustee shall determine the value of the assets in the Trust Fund for purposes of determining the value of each Account, which shall be the last day of each Plan Year and such other dates as may be determined in rules prescribed by the Committee.

        2.49 VESTED INTEREST. "Vested Interest" shall mean the interest of a Participant in his Plan Account that has become vested in accordance with the rules of Article VII. The Vested Interest of an Alternate Payee shall be determined as set forth in Section 7.5.

        2.50     RESERVED FOR PLAN MODIFICATIONS.

        2.51     RESERVED FOR PLAN MODIFICATIONS.

        2.52     YEAR OF SERVICE.

                 (a) "Year of Service" shall mean a computation period during which the Employee completes 850 or more Hours of Service. In no instance will an Employee receive more than one Year of Service with respect to services performed in a single computation period.

                 (b) For purposes of determining eligibility to participate, the relevant computation period shall be determined in accordance with the following rules.

                          (i)     An Employee's initial computation period
shall be the twelve consecutive month period beginning on the Employee's Employment Commencement Date.

                         (ii)     An Employee's second (and all subsequent)
computation periods shall be the calendar year that includes (or starts on the same day as) the first anniversary of the Employee's Employment Commencement Date.

                 (c) For purposes of vesting, the relevant computation period in all cases shall be the calendar year.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

        3.1      ELIGIBILITY TO PARTICIPATE.

                 (a) Every Eligible Employee shall satisfy the eligibility requirements to participate in the Plan upon the later of the date specified in
(i) or (ii) below provided that he is an Eligible Employee on such date:

                          (i)     The Eligible Employee's twenty-first (21st)
birthday; or

                         (ii)     The later of:

                                  (A)     The date that is twelve (12) months
after the Eligible Employee's Employment Commencement Date; or

                                  (B)     The date as of which the Eligible
Employee completes 850 or more Hours of Service within a single computation period (determined under the rules of Section 2.52).

        3.2      AUTOMATIC COMMENCEMENT OF PARTICIPATION.

                 (a) Each Eligible Employee shall be entitled to commence participation in the Plan as of his applicable Participation Commencement Date, which shall be the first Entry Date following his satisfaction of the eligibility requirements of Section 3.1.

                                 ARTICLE IV

                    TRUST FUND AND COMPANY CONTRIBUTIONS

        4.1      TRUST FUND.

                 The Company has established the Trust pursuant to a Trust agreement under which the Trustee has agreed to hold and administer in trust all amounts previously accumulated under the Plan together with the additional funds deposited with the Trustee pursuant to the terms of this Plan. The Company shall have the authority to select the Trustee to act under the Trust Agreement and to enter into new or amended Trust agreements as it deems advisable.

        4.2 PERMISSIBLE TYPES OF PLAN INVESTMENTS. The assets of the Plan shall be invested primarily in Class A Common Stock, except to the extent that the Participant has instructed the Trustee to make, and the Trustee has made, a valid election to receive Class B Common Stock pursuant to the terms of the Plan of Reorganization and Agreement of Merger (the "1984 Plan of Reorganization") dated as of June 1, 1984 between the Company and the wholly owned subsidiary, Science Applications, Inc., in which event the Committee or its delegate shall keep records to reflect the number of shares of Class B Common Stock allocated to each Participant's Plan Account. No further allocation of Class B Common Stock shall be made by the Company to any such Class B Common Stock Account after the number of shares acquired to be allocated thereto pursuant to such election have been allocated in accordance with the terms of the 1984 Plan of Reorganization. Subject to the foregoing, the assets of the Plan may also be invested in the following types of assets as determined by the Committee:

                 (a) Other "Qualifying Employer Securities" (as that term is defined in ERISA Section 407(d)(5);

                 (b) "Qualifying Employer Real Property," as that term is defined in ERISA Section 407(d)(4);

                 (c)     Cash; or

                 (d) Any other property that is a permissible plan investment under applicable law.

        4.3      COMPANY CONTRIBUTIONS.

                 (a)     Subject to the requirements and restrictions of this
Section 4.3, and subject also to the right of the Company to amend or terminate this Plan or to suspend or discontinue contributions to this Plan, as hereinafter provided, for each Plan Year the Company shall contribute to the Trust Fund an amount equal to the greater of (i) an amount to be determined by the Board of Directors in its discretion, and/or (ii) such amount as may be required to repay the principal amount of and interest on a Loan incurred for the purpose of acquiring shares of Company Stock.

                 (b) If an error has been made in calculating the amount of the required Company Contributions or because of any other error there was a mistake which resulted in the Company contributing the incorrect amount of contributions for a particular Plan Year or Plan Years, the Company may adjust the amount of its contributions to the extent necessary to correct his mistake. The Company may make these corrections prospectively or retrospectively, in its discretion.

                 (c) The Company Contributions to the Trust Fund shall be made no later than the due date for filing the federal income tax return (including extensions) of the Company for its taxable year with respect to which the Contribution is made.

        4.4 FORM OF COMPANY CONTRIBUTIONS. The Company's contributions to the Trust Fund shall be paid in cash, Company Stock, or such other property as the Board of Directors may from time to time determine, provided, however, that amounts contributed for the purpose of repaying a Loan shall be made in cash.

        4.5      VALUATION OF COMPANY CONTRIBUTIONS IN THE FORM OF COMPANY
STOCK.

                 (a) Company Stock contributed by the Company to the Trust Fund shall be valued as of the date of contribution using the rules set forth in Section 6.6(b)(ii), treating the date of contribution as the Valuation Date.

        4.6      DIVERSIFICATION REQUIREMENT; INVESTMENT DIRECTION BY
PARTICIPANTS.

                 (a) Except as provided in this Section 4.6, a Participant shall not be entitled to direct the investment of amounts allocated to his Plan Account or TRASOP Account, even though the Participant may be 100% vested in his Account balance.

                 (b) Unless the Committee has authorized distribution of the Diversification Amount to the Participant, pursuant to Section 4.6(c), or to another qualified plan of the Company, pursuant to Section 4.6(d), each Qualified Participant shall be permitted to elect to direct the Plan as to the investment (within three or more investment alternatives made available by the Committee) of the Diversification Amount, reduced by any amount as to which a prior election under this Section 4.6(b) has been made, within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period.

                 (c)     In lieu of the diversification election provided in
Section 4.6(b), the Committee may authorize distribution directly to the Participant, at the Participant's election, of the amounts which would otherwise be subject to the diversification election provided in Section 4.6(b).

                 (d)     In lieu of the diversification election provided in
Section 4.6(b) or the distribution election provided in Section 4.6(c), the Committee may authorize the Participant to elect to direct the Plan to transfer amounts otherwise subject to the diversification election of Section 4.6(b) to another qualified retirement plan maintained by the Company, provided that such plan permits Employee-directed investment in at least three investment alternatives and provided that the Participant is precluded from investing such transferred funds in Company Stock in such transferee plan.

                 (e)     The election provided to a Participant pursuant to
Section 4.6(b), (c) or (d), as applicable, shall be implemented (i.e., diversification, distribution or transfer completed) no later than 90 days after the last day of the period during which such election may be made.

                 (f) The Committee shall prescribe such procedures and rules as may be required or desirable to implement the requirements of this
Section 4.6 consistent with the requirements of Code section 401(a)(28)(B).

        4.7 IRREVOCABILITY. The Company shall have no right or title to, nor interest in, the contributions made to the Trust Fund, and no part of the Trust Fund shall revert to the Company except that on and after the Effective Date funds may be returned to the Company as follows:

                 (a) In the case of a Company Contribution which is made by a mistake of fact, that contribution may be returned to the Company within one
(1) year after it is made.

                 (b) All Company Contributions to the Plan are conditioned upon the deductibility of those contributions under Code section 404. To the extent a deduction is disallowed, the contribution may be returned to the Company within one year after the disallowance.

        4.8 COMPANY, COMMITTEE AND TRUSTEE NOT RESPONSIBLE FOR ADEQUACY OF TRUST FUND.

                 (a) Neither the Company, Committee nor Trustee shall be liable or responsible for the adequacy of the Trust Fund to meet and discharge any or all payments and liabilities hereunder. All Plan benefits will be paid only from the Trust assets, and neither the Company, the Committee nor the Trustee shall have any duty or liability to furnish the Trust with any funds, securities or other assets except as expressly provided in the Plan.

                 (b)     Except as required under the Plan or Trust or  under
Part 4 of Title I of ERISA, the Company shall not be responsible for any decision, act or omission of the Trustee, the Committee, or the Investment Manager (if applicable), and shall not be responsible for the application of any moneys, securities, investments or other property paid or delivered to the Trustee.

                 (c) The Company expressly disavows any contractual obligation, implied or explicit, to make any contribution to the Plan or to contribute any specified amount.

        4.9 COMPANY STOCK TRANSACTIONS WITH DISQUALIFIED PERSONS. Acquisition or sale by the Plan of Company stock or other qualifying employer securities (as defined in Section 407(a)(5) of ERISA) from or to a "disqualified person," as defined in Code section 4975(e)(2), shall be at a price which represents "adequate consideration," as defined in Section 3(18) of ERISA or, in the event such Company stock or other qualifying employer security is a marketable obligation, as defined in Section 407(e) of ERISA, at a price not less favorable to the Plan than the price determined under Section 407(e)(1) of ERISA. No commission shall be charged to the Plan in connection with any such sale or acquisition. The determination as to whether or not such a sale or acquisition satisfies the requirements of this Section 4.9 shall be made by the Committee.

        4.10 TRUSTEE MAY BORROW FUNDS. The Trustee is specifically authorized to borrow funds (including a borrowing from the Company) to (i) acquire Company Stock or (ii) repay a prior Loan incurred to acquire Company Stock, subject to the following conditions:

                 (a) Any Loan to the Trust and acquisition of Company stock with the proceeds thereof must be made pursuant to directions of the Committee;

                 (b) The interest rate on such Loan must not be in excess of a reasonable rate of interest;

                 (c) Any collateral pledged to a lender by the Trust shall consist only of the Company Stock purchased with the borrowed funds or the Stock used as collateral on a prior Loan under this Section which is being repaid with the proceeds of the current Loan;

                 (d) Under the terms of the Loan, a lender shall have no recourse against the Trust except with respect to such collateral, Company Contributions (other than contributions of

Company Stock), and earnings attributable to such collateral and the investment of such Company Contributions;

                 (e) The Loan shall be repaid only from amounts loaned to the Trust and the proceeds of such Loans, from amounts contributed in cash by the Company to the Trust and earnings attributable thereto, from any collateral given for the Loan and from dividends paid on the shares of Stock acquired with the borrowed funds;

                 (f) Upon the payment of any portion of the balance due on such Loan, a pro rata portion, as determined pursuant to Section 6.12(b) hereof and regulations promulgated under ERISA and the Code, of the Company Stock originally acquired with the proceeds of the Loan shall be released from encumbrance; and

                 (g) In the event of default under the Loan, the value of the assets of the Trust transferred in satisfaction of the Loan may not exceed the amount of the default.

                                  ARTICLE V

                          PARTICIPANT CONTRIBUTIONS

        5.1 NO PARTICIPANT CONTRIBUTIONS. Participants may not make contributions to the Plan.

                                 ARTICLE VI

                    ACCOUNTING AND ALLOCATION PROCEDURES

        6.1 PLAN ACCOUNTS. The Committee shall open and maintain a separate Plan Account for each Participant in the Plan.

        6.2 TRASOP ACCOUNT. The Committee shall maintain a TRASOP Account for each Participant in the Plan who has an interest in the TRASOP Fund.

        6.3 CODA ACCOUNT. The Committee shall maintain a CODA Account for each Participant who had assets transferred to this Plan from the Science Applications International Corporation Cash or Deferred Arrangement.

        6.4 ALTERNATE PAYEE ACCOUNT. The Committee shall open and maintain an Alternate Payee Account for each Alternate Payee awarded benefits under this Plan pursuant to a qualified domestic relations order.

        6.4A     PROFIT SHARING ACCOUNT. The Committee shall maintain a Profit
Sharing Account for each Participant who had assets transferred to this Plan from the Science Applications International Corporation Profit Sharing Retirement Plan.

        6.5      ALLOCATION OF COMPANY CONTRIBUTIONS.

                 (a) All Company Contributions to the Trust Fund shall be held on an unallocated basis until allocated to Participants' Plan Accounts as of an Anniversary Date as provided under this Plan or otherwise used or applied in accordance with the provisions of this Plan. Pending such allocation, Company Contributions shall be invested under rules prescribed by the Committee. All gains and losses on such investments shall be allocated as provided in Section 6.8 and may be used for the payment of Plan expenses.

                 (b) Except as provided in Section 6.6 (relating to Company Stock dividends, splits, recapitalizations and other similar stock transitions with respect to Company stock that previously has been allocated to Participants' accounts), all gains, losses, dividends and other property acquisitions and/or transfers that occur shall be held, charged, credited, debited or otherwise accounted for on an unallocated basis until allocated to Participants' Accounts as specified in
Section 6.8 or as otherwise used or applied in accordance with the provisions of this Plan.

                 (c) Company Contributions for a particular Plan Year (as well as shares of Company Stock released from the Suspense Account, as described in Section 6.12 hereof, by reason of such Company Contributions), unadjusted for income, gain or loss, which shall be allocated separately pursuant to Section 6.8, shall be allocated to the Plan Accounts of those Participants who completed 850 or more Hours of Service during the Plan Year ("Eligible Participants") as follows:

                          (i)     The Company Contribution shall be allocated
to Eligible Participants, pro rata, according to each Eligible Participant's Compensation for the relevant Plan Year.

                         (ii)     Company Contributions in the form of Company
Stock shall be allocated in the same manner as cash Contributions in subsection
(i) above, based on the fair market dollar value of such contributed Company Stock as determined under the provisions of Section 6.6(b)(ii), unless a different valuation method shall be required under applicable Treasury Regulations.

                        (iii) In no event shall amounts be allocated which would cause the limitation on Annual Additions set forth in Article XIII to be exceeded.

                         (iv)     Allocations of Company Contributions for a
Plan Year shall be made on or before September 15 of the following Plan Year, or on a more frequent basis, as may be determined by the Committee in its discretion.

        6.6      VALUATION OF ACCOUNTS.

                 (a) Within sixty days after each Anniversary Date, within sixty days after the removal or resignation of the Trustee, and at such other times as determined by the Committee, the Trustee shall value the assets of the Trust on the basis of fair market values. If the assets cannot be valued within the sixty day period specified in the preceding sentence, the assets shall be valued as soon thereafter as is practicable.

                 (b) As soon as is reasonably possible after receipt of these valuations from the Trustee, the Committee shall value the Accounts of each Participant, Suspended Participant and Alternate Payee as of the applicable Valuation Date so as to reflect the current fair market value of each Account as of such Valuation Date. The valuation provisions of this
Section 6.6 shall be applied and implemented in accordance with the following rules:

                          (i)     If separate subaccounts have been established
for separate investment alternatives pursuant to Section 4.6(b), each subaccount shall be valued separately and the total value of a Participant's Account(s) shall equal the total value of his interest in each of the respective subaccounts in which his Account(s) have been invested.

                         (ii)     Company stock allocated and credited to an
Account or subaccount, or to a separate fund within the Trust Fund in which Participants' Accounts or subaccounts are invested as provided in Section 4.6, as well as Company stock held on an unallocated basis in the Trust Fund, shall be valued as of the applicable Valuation Date, according to the following rules:

                                  (A)     Company stock acquired by the Trust
Fund with cash shall initially be valued at the purchase price paid for such stock. On any subsequent Valuation Date, such Company stock, as well as all other Company stock held in, or contributed to, the Trust Fund, shall be valued in accordance with Section 6.6(b)(ii)(B), 6.6(b)(ii)(C) or 6.6(b)(ii)(D) below, as applicable.

                                  (B)     If any Company Stock does not consist
of securities listed on a national securities exchange, or traded on a regular basis, as determined by the Company, in the over-the-counter market, the fair market value of such stock shall be determined using the Formula Price for such stock, as described in the August 24, 1987 Prospectus for Science Applications International Corporation (or the most recent prospectus that supersedes that prospectus), on the applicable

Valuation Date. The Committee may at any time, and from time to time, change the method of determining the fair market value of Company Stock, provided that the replacement method is consistent with applicable provisions of ERISA and the Code. A Participant, Beneficiary or Alternate Payee shall have no right to have a particular valuation method applied (or continue to be applied) to his Account(s).

                                  (C)     If any Company Stock consists of
securities listed on a national securities exchange, fair market value of such Company Stock shall be considered to be equal to the closing price of such Company Stock (as reported in the consolidated transaction reporting system, or if not so reported, as reported on the principal exchange market for such Company Stock by such exchange or on any system sponsored by such exchange) on the trading day immediately preceding the applicable Valuation Date. If any Company Stock consists of securities traded on a regular basis, as determined by the Company, in the over-the-counter market, the fair market value of such Company Stock shall be considered to be equal to the average between the high bid price and the low asked price quoted by the automatic quotation system of a securities association registered under the federal securities laws for the trading day immediately preceding the applicable Valuation Date.

                                  (D)     Notwithstanding the foregoing,
valuations of shares of Company Stock acquired by the Plan after December 31, 1986, which are not readily tradeable on an established securities market with respect to activities carried on by the Plan shall be made by an independent appraiser meeting requirements similar to those contained in Treasury regulations under Code section 170(a)(1) in a manner consistent with Code section 401(a)(28)(C).

                     (iii) The fair market value of any guaranteed interest contract, trust or fund holding such a contract, or similar program entered into between an insurance company and the Plan shall be determined based on the principal amount of such contract or program, plus the amount of the guaranteed interest or other increase in value which is paid or credited to the Plan pursuant to such contract or program. The provisions of this subparagraph (iii) shall apply to an investment alternative established under Section 4.6 which is invested in such a contract or program.

                         (iv)     To the extent that a Participant's Account is
invested in a regulated investment company offered as an investment alternative under the Trust, the value of that portion of the Account shall be valued, pursuant to rules prescribed by the Committee, based on the unit or share value of the regulated investment company on the applicable Valuation Date.

                 (c) The Company, the Committee and Trustee do not in any manner or to any extent whatsoever warrant, guarantee or represent that the value of a Participant's Account shall at any time equal or exceed the amount previously contributed thereto, or that any valuation or accounting method or practice will continue to be applied.

                 (d) Allocation of Company Stock Received Pursuant to Stock Dividends, Splits, Recapitalizations, Etc. Any Company Stock received by the Trustee as a stock split, dividend, or as a result of a reorganization or other recapitalization of the Company shall be allocated as of the day on which the stock is received by the Trustee in the same manner as the Company Stock to which it is attributable is then allocated.

                 (e)     Allocation of Stock Rights, Warrants or Options.

                          (i)     In the event any rights, warrants or options
are issued on Company stock held in the Trust Fund, the Trustee shall exercise them for the acquisition of additional Company Stock as directed by the Committee and to the extent that cash is then available in the Trust Fund.

                         (ii)     Any Company Stock acquired in this fashion
shall be treated as Company Stock purchased by the Trustee for the net price paid and shall be allocated in the same manner as the funds used to purchase the Company Stock were or would be allocated under the provisions of this Plan, pursuant to directions of the Committee.

                        (iii) Any rights, warrants, or options on Company Stock which cannot be exercised for lack of cash may, as directed by the Committee, be sold by the Trustee and the proceeds allocated in accordance with the source of the Company Stock with respect to which the rights, warrants or options were issued.

                 (f) Allocation of Cash Dividends and Other Distributions Received in the Trust Fund.

                          (i)     All cash dividends paid to the Trustee with
respect to Company stock that has been allocated to an Account, if any, as of the date the dividend is received by the Trustee shall be allocated to such Account, except as provided in Section 6.13. If the Company stock in the Trust Fund is held in a Company Stock fund within the Trust Fund, such that Participants have an interest in such Company stock only indirectly through an interest in such fund held in an Account or subaccount, the cash dividends shall be allocated to such fund and shall thereafter be invested in accordance with the investment practices of such fund, and shall not be allocated directly to a Participant's Account or subaccount.

                         (ii)     All cash dividends paid to the Trustee with
respect to unallocated Company Stock shall be allocated as provided in Section 6.8.

                        (iii) Other distributions received by the Trustee with respect to investments of the Trust shall be allocated to the applicable fund(s) established pursuant to Section 4.6, as prescribed by the Committee.

        6.6A     NOTICE OF VALUE. In the event that any Company Stock held by the Trust is not Readily Tradeable Stock, the Company annually shall furnish to the committee and to the Trustee a certificate of value setting forth the value of the various classes or types of such Company Stock held by the Trust. Pursuant to the provisions of Section 8.8, this annual certificate of value shall be furnished to Qualified Holders of such Company Stock that as been distributed to terminated Participants or their Beneficiaries.

        6.7 ALLOCATION OF FORFEITURES. The treatment of all amounts that are forfeited pursuant to Section 8.5(d) or 8.6(b) shall be governed by the following rules:

                 (a) Forfeitures shall be allocated to the Plan Accounts of those Participants who are entitled to receive an allocation of Company Contributions for the Plan Year preceding the Plan Year in which the forfeitures are allocated according to the rules of Section 6.5 in the proportion that the Compensation of each such Participant bears to the total Compensation of all Participants entitled to share in an allocation of those forfeitures for the Plan Year ending immediately prior to the date on which the forfeitures are allocated.

                 (b) No forfeitures shall be allocated to the Excess Contributions Account, if any, or to any Alternate Payee Account.

                 (c) The forfeitures to be allocated shall be the amount of forfeitures occurring since the next preceding allocation under this Section
6.7 and prior to the date prescribed by the Committee as the cutoff date for such allocation, which shall be a date falling between Anniversary Date and the actual date in which the allocations are made.

                 (d) Pending allocation, forfeitures shall be accounted for in the same manner as unallocated Company Contributions and shall not be adjusted for income, gain or loss on such forfeitures. Such income, gain or loss shall be considered and accounted for in the same fashion as income, gain or loss on unallocated Company Contributions.

                 (e) In the event that amounts are forfeited by reason of the termination of employment of a Participant, shares of Class B Common Stock, if any, which may be held in such Participant's Plan Account (or, indirectly, through a Participant's interest in a Company Stock fund in which his Account is invested) shall be sold by the Trustee to the Company for cash equal to its fair market value, determined as of the date of such sale, and the cash proceeds thereof shall be allocated with the other assets held in such Participant's Plan Account pursuant to the provisions of this Section 6.7. Alternatively, as determined by the Committee, such shares shall be retained in the Trust and allocated pursuant to this Section 6.7. In determining whether Common Stock to be forfeited is Class A or Class B Common Stock, the first-in, first-out method shall be applied.

                 (f) If a portion of a Participant's Plan Account is forfeited, Company Stock acquired pursuant to Section 4.10 and allocated pursuant to Treasury Regulations Section 54.4975-11(d)(2) and Section 6.12 shall be forfeited only after other assets.

        6.8 ALLOCATION OF INCOME OR LOSS ON UNALLOCATED COMPANY CONTRIBUTIONS AND FORFEITURES. At the time Company Contributions and forfeitures are allocated to the Plan Accounts, the income, gain or loss on unallocated Company Contributions and forfeitures, adjusted for any Plan expenses paid since the next preceding allocation date under this Section 6.8 (which expenses shall first be applied against earnings on forfeitures), shall be allocated to those Participants eligible to receive an allocation of Company Contribution for such Plan Year, pro rata, according to each such Participant's Compensation for the Plan Year ending on such Anniversary Date.

        6.9 ACCOUNTING PROCEDURES. The Committee shall establish accounting procedures for the purpose of making the allocations, valuations and adjustments to Accounts provided for in this Article VI, as well as the implementation of investment direction by Participants pursuant to Section 4.6 and transfers between or distributions from subaccounts established pursuant to
Section 4.6(b). From time to time the Committee may modify such accounting procedures for the purpose of achieving equitable, nondiscriminatory, and administratively feasible allocations among the Accounts in accordance with the general concepts of the Plan and the provisions of this Article VI.

        A Participant, Beneficiary or Alternate Payee shall have no contractual or other right to have a particular accounting procedure or convention apply, or continue to apply, and the Committee shall be free to alter any such procedure or convention without obligation to any Participant, Beneficiary or Alternate Payee, consistent with the requirements of Code section 411(d)(6).

        6.10 SUSPENDED PARTICIPANTS. The Plan Account of each Suspended participant shall be held intact and shall be valued on each Valuation Date as provided in Section 6.6, but shall not receive any allocation of Company contributions or forfeitures; provided, however, that if the Participant completes, during the Plan Year in which he becomes a Suspended Participant, 850 or more Hours of Service during such Plan Year, his Plan Account shall participate in the allocation of company Contributions and forfeitures for such Plan Year.

        6.11 ACCOUNTING FOR INTEREST OF AN ALTERNATE PAYEE. In the event an Alternate Payee is awarded an interest in the Plan benefits of a Participant pursuant to a qualified domestic relations order, as defined in Section 14.2, such interest shall be separated into one or more separate Accounts and accounted for under rules prescribed by the Committee, pending distribution to the Alternate Payee.

        6.12     SUSPENSE ACCOUNT.

                 (a) Any Company Stock which is acquired with the proceeds of a Loan shall be credited to a Suspense Account and shall not be allocated to the Accounts of Participants until its release from such Suspense Account.

                 (b) Release of Company Stock from the Suspense Account shall be effected as follows: Upon the payment of each installment of principal and interest on a Loan, a number of shares of such Company Stock so acquired shall be released from the Suspense Account. For each Plan Year during the duration of the relevant Loan, the number of shares so acquired to be released from the Suspense Account will equal the number of shares so acquired and held immediately before release from the Suspense Account multiplied by a fraction, the numerator of which is the amount of principal and interest paid with respect to the relevant Loan for the year and the denominator of which is the principal and interest to be paid in respect of the relevant Loan for the current and all future years; provided, however, that the number of future years under the relevant Loan must be definitely ascertainable, determined without taking into account any possible extension or renewal periods. Notwithstanding anything in this Section 6.12(b) to the contrary, if the number of shares of Company Stock to be released from the Suspense Account is to be determined solely by reference to the amount of principal paid with respect to the relevant Loan for the year, then the relevant Loan must provide for annual payments of principal and interest at a cumulative rate that is no less rapid at any time than level annual payments of such amounts for ten years. For purposes of the preceding sentence, interest included in any payment shall be disregarded to the extent that it would be determined to be interest under standard loan amortization tables. Cash dividends on Company Stock held in the Suspense Account which are received by the Trustee during a Plan Year shall be used first to repay the interest and principal on any outstanding Loan.

        6.13 DIVIDENDS ON ALLOCATED COMPANY STOCK. Notwithstanding anything to the contrary contained in Section 6.6, cash dividends, if any, attributable to shares of Company Stock allocated to the Accounts of Participants may be immediately distributed to such Participants or, in the discretion of the Committee, may be distributed to such Participants within 90 days of the end of the Plan Year in which such dividends are payable.

        6.14     ALLOCATION OF CERTAIN SHARES PROHIBITED.

                 (a) Notwithstanding anything to the contrary in this Article VI, if the Plan purchases Company Stock in a sale with respect to which the seller makes an election under Code section 1042(a), none of the Company Stock so purchased shall be allocated, directly or indirectly,

                         (1)  during the "nonallocation period,"

                                  (A)  to the seller;

                                  (B)  to any individual related (within the
meaning of Code section 267(b)) to the seller; or

                         (2)  to any other person who owns (after application
of Code section 318(a) without regard to paragraph (2)(B)(i) thereof) twenty-five percent (25%) of any class of Company Stock or of the total value of any class of Company Stock.

                 (b) The "nonallocation period" in subsection 6.14(a)(1) above is the period beginning on the date of the sale of such Company Stock and ending on the later of the date which is ten (10) years after the date of the sale or the date on which the last of the purchased shares of Company Stock are allocated.

                 (c) Subsection 6.14(a)(1)(B) above shall not apply to an individual if the individual is a lineal descendant of the seller and the total amount of Company Stock allocated to all such lineal descendants of the seller does not exceed five percent (5%) of the Company Stock held by the Plan which was purchased in a sale with respect to which the seller made a Section 1042 election.

                 (d) For purposes of subsection 6.14(a)(2) above a person shall be treated as a twenty-five percent (25%) owner if he or she was such an owner at any time during the one-year period ending on the date of the sale described in subsection (a) or on the date as of which the Company Stock so purchased is allocated.

                                 ARTICLE VII

                          VESTING IN PLAN ACCOUNTS

        7.1 NO VESTED RIGHTS EXCEPT AS HEREIN SPECIFIED. No Participant, Beneficiary or Alternate Payee shall have any vested right or interest to, or any right of payment of, any assets of the Trust Fund, except as provided in this Plan. Neither the making of any allocations nor the crediting of any amounts to the Account of a Participant, Beneficiary or Alternate Payee shall vest in any Participant, Beneficiary or Alternate Payee any right, title, or interest in or to any assets of the Trust Fund.

        7.2 PARTICIPANT'S VESTED INTEREST--GENERAL RULE. Subject to the provisions of Section 7.3, the Vested Interest of each Participant or Suspended Participant in his Plan Account established pursuant to Section 6.1 shall be determined by multiplying the balance in his Plan Account as of the applicable date by the Vested Percentage determined in accordance with the rules of
Section 7.3 and the following schedule:

          Years of Service                        Vested Percentage
          ----------------                        -----------------
Less than three years                                       0
Three years but less than four years                       25%
Four years but less than five years                        50%
Five years but less than six years                         75%
Six years or more                                         100%

A Participant will always be 100% vested in his TRASOP Account and CODA Account, if any. Vesting in a Participant's Profit Sharing Account, if any, shall be governed by the provisions of the Science Applications International Corporation Profit Sharing Retirement Plan in effect on February 1, 1990.

        7.3 VESTED PERCENTAGE--SPECIAL RULES. The determination of a Participant's or Suspended Participant's Vested Percentage in his Plan Account shall be subject to the following special rules:

                 (a) During an Employee's period of employment with the Company or an Affiliated Company (including periods while on an approved leave of absence or a Maternity or Paternity Absence), in the event of his death, Disability, attainment of Normal Retirement Date, or a judicial declaration of his mental incompetence, the Employee's Vested Percentage shall become one hundred percent (100%), regardless of his number of Years of Service.

                 (b) A former Employee who is reemployed by the Company or an Affiliated Company prior to incurring five consecutive Breaks in Service shall have his Vested Percentage determined as if he had not terminated employment (subject to the provisions of Section 8.6). If a former Employee incurs five consecutive Breaks in Service, amounts forfeited from his Plan Account shall remain forfeited and shall not be restored, and his Years of Service prior to such period of five consecutive Breaks in Service shall (subject to subparagraph (c) below) count only towards his Vested Percentage applicable to allocations to his Plan Account credited after such period of five consecutive Breaks in Service.

                 (c) If an Employee whose Vested Percentage is zero upon his initial Break in Service incurs five or more consecutive Breaks in Service, his Years of Service accumulated before the commencement of any such period of consecutive Breaks in Service shall not be taken into account for purposes of determining the Vested Percentage in his Plan Account at any time or for any purpose. An Employee's aggregate Years of Service shall not include any Years of Service not required to be taken into account under this Section 7.3(c) by reason of any prior Break in Service.

                 (d) No Employee shall be credited with any Years of Service performed prior to February 1, 1976, if the period of service would have been disregarded under the provisions of the Predecessor Plan in existence on the relevant date relating to continuity and interruptions of service and those rules requiring full time service as a condition for participation in the Plan.

                 (e) No Employee shall be given credit for any Years of Service performed before the computation period (as determined in accordance with Section 2.52) during which the Employee attained the age of 18.

                 (f) No Employee shall be given credit for any period of service performed prior to February 1, 1973 (the date the Plan was established).

                 (g) An Employee's Vested Percentage as of January 1, 1988 shall be equal to his Vested Percentage as of December 31, 1987 under the terms of the Amended and Restated Plan as in effect on December 31, 1987.

                 (h) In the event of a divestiture of an operating group or division, the Operating Committee or the Operating Committee's designee may, in their sole discretion, determine, with respect to Eligible Employees whose employment with the Company terminates as a result of such divestiture and in lieu of the otherwise applicable determination of Vested Percentage specified in this Article VII, (1) treat the Eligible Employees' Vested Percentage as 100%, notwithstanding their Years of Service prior to termination; or (2) treat such Eligible Employees as Suspended Participants but credit Years of Service with the new employer to whom such group is divested for purposes of determining such Eligible Employees' Vested Percentage. Any such determination for a particular group or division shall not bind the Company in any way with respect to any subsequent determination relating to a different group or division. In the event of a subsequent divestiture from the new employer, the Operating Committee or the Operating Committee designee may make a similar determination regarding vesting acceleration.

                 (i) In the event the Plan is amended to change any vesting schedule under the Plan, each Participant having no less than three Years of Service shall be permitted to elect, within a reasonable period after the adoption of such amendment, to have his vested percentage determined under the Plan without regard to such amendment.

        7.4      RESERVED FOR PLAN MODIFICATIONS.

        7.5 ALTERNATE PAYEE ACCOUNTS. In the event that an Alternate Payee is awarded an interest in the Plan Account of a Participant whose Vested Percentage in such Account is less than 100%, the Vested Percentage at any time of the Alternate Payee in that portion of the Alternate Payee Account attributable to such awarded interest shall be the same percentage as the Participant's Vested Percentage in his Plan Account at that time, determined in accordance with Sections 7.1 through 7.3.

                                ARTICLE VIII

                  PAYMENT OF PLAN BENEFITS; DESIGNATION OF
             BENEFICIARY; TRANSFER OF DISTRIBUTED COMPANY STOCK

        8.1       RETIREMENT.

                  (a) A Participant may retire from the employment of the Company on or after his Normal Retirement Date, consistent with Company policies.

                  (b) If the Participant continues in the service of the Company beyond his Normal Retirement Date with the consent of the Company consistent with applicable legal requirements, he shall continue to participate in the Plan in the same manner as Participants who have not reached their Normal Retirement Dates. At the subsequent termination of the Participant's employment, his Distributable Benefit shall be based upon the value of his Plan Account as of the Applicable Valuation Date determined with reference to his date of termination of employment as though that were his Normal Retirement Date.

        8.2       METHOD OF DISTRIBUTION UPON RETIREMENT.

                  (a) Upon retirement a Participant shall be entitled to a lump-sum distribution of his entire Distributable Benefit.

                  (b) Payment of the lump-sum distribution shall be made as soon as practicable following his Normal Retirement Date provided the Participant consents to any distribution prior to the Participant attaining age
62. Failure to consent to any such distribution shall be deemed on election to defer such distribution until the date the Participant attains age 62. A Participant may elect to defer the distribution for a period of up to five years following his Normal Retirement Date, provided payment is made on or before the Required Payment Commencement Date determined under Section 2.42 (which shall take into account the election made under this Section 8.2(b)).

        8.3       DEATH OR DISABILITY PRIOR TO TERMINATION OF EMPLOYMENT.

                  (a) Upon the death of a Participant during his employment, or in the event that the Committee shall determine that a Participant has suffered a permanent Disability while an Employee of the Company, the Committee shall direct the Trustee to make a distribution of the Participant's entire interest in the Trust Fund to the Participant's Beneficiary determined under Section 8.9 (in the event of death) or to the disabled Participant (in the event of Disability).

                  (b) The form of the Distributable Benefit shall be a lump-sum distribution, payable within one hundred twenty (120) days after the close of the Plan Year in which the death of the Participant occurs, or in which he is determined to be Disabled, as the case may be, subject to proof of death or Disability satisfactory to the Committee.

        8.4 DEATH AFTER TERMINATION OF EMPLOYMENT. Upon the death of a former Participant after his retirement, Disability or other termination of employment, but prior to the distribution of his Distributable Benefit to which he is entitled, the Committee shall direct the Trustee to make a distribution of the balance to which the deceased Participant was entitled, to the Participant's Beneficiary determined under Section 8.9, such payment to be made within one hundred twenty (120) days after the close of the Plan Year in which the death of the Participant occurs, notwithstanding any elections previously made by the Participant.

        8.5 TERMINATION OF EMPLOYMENT PRIOR TO NORMAL RETIREMENT DATE--DEFERRED DISTRIBUTION. Except as otherwise provided in Section 8.3 or 8.6, the following rules of this Section 8.5 shall apply in the case of a Participant whose employment with the Company terminates prior to his Normal Retirement Date:

                  (a) The Participant's Plan Account and TRASOP Account, CODA Account and Profit Sharing Account, as applicable, shall continue to be credited with the interest or other net income earned thereon, but no further allocations of Company Contributions pursuant to the provisions of Article VI shall be made to such Plan Account, except for an allocation for the Plan Year in which the Participant terminated employment if he completed 850 or more Hours of Service in such Plan Year.

                  (b) The Participant's Distributable Benefit shall be distributed to him in a lump sum not later than one hundred twenty (120) days after the close of the Plan Year in which occurs his fifth consecutive Break in Service, except as provided in Sections 8.5(c), 8.5(e), 8.5(f) or 8.6.

                  (c) A Participant who so requests, may elect to have his Distributable Benefit distributed to him as a deferred Company Stock Distributable Benefit calculated under the provisions of Section 8.7(c). In such event, distribution shall be made within 120 days of such Participant's Normal Retirement Date; provided, however, that with respect to any portion of the Participant's Account attributable to Company Stock acquired by the Plan after December 31, 1986 (as determined under Section 2.19A and applicable Treasury Regulations), unless the Participant otherwise elects to have payment made as indicated above (following Normal Retirement Date), such portion shall be distributed in substantially equal annual payments over a period of five years, with the first such annual payment made not later than one year after the close of the Plan Year which is the fifth Plan Year following the Plan Year in which the Participant separated from service with the Company. For purposes of the preceding sentence requiring distribution of a Participant's Company Stock Distributable Benefit, such Benefit shall not be deemed to include any Company Stock acquired with the proceeds of a Loan until the close of the Plan Year in which the Loan is repaid in full. Notwithstanding the foregoing, a Participant who elects such a Company Stock Distributable Benefit may, at any time prior to his Normal Retirement Date, request that the Committee pay him the Vested Interest in his Plan Account in a cash lump sum and, in such event, the distribution shall be made not later than one hundred twenty (120) days after the close of the Plan Year in which such request is made.

                  (d) In the case of a distribution described in Section 8.5(b) or (c), the nonvested portion of the Participant's Plan Account and Profit Sharing Account, if applicable, shall be forfeited as of the time of distribution.

                  (e) If the Participant is reemployed by the Company or an Affiliated Company on (or before) the Anniversary Date of the Plan Year in which his fifth consecutive Break in Service occurs, and does not incur five consecutive Breaks in Service, no distribution and no forfeiture shall occur.

                  (f) Distribution of benefits under Section 8.5(b) to a Participant whose Distributable Benefit exceeds (or at the time of any prior distribution exceeded) $3,500 may be made only with the consent of the Participant. Failure to consent shall be deemed an election to defer distribution of the Distributable Benefit until the date the Participant attains age 62, in which case the investment of the Participant's Distributable Benefit in the Trust Fund shall be pursuant to rules prescribed by the Committee. Such subsequent distribution of the benefit shall be made in a lump sum not later than one hundred and twenty (120) days after the close of the Plan Year in which the Participant attains age 62.

        8.6 TERMINATION OF EMPLOYMENT PRIOR TO NORMAL RETIREMENT DATE--IMMEDIATE DISTRIBUTION.

                  (a) A Participant whose employment with the Company terminates prior to his Normal Retirement Date shall have his Distributable Benefit, if any, paid to him within twelve months of the date of his termination of employment if:

                            (i)    His Distributable Interest, if any, is
$3,500 or less, or

                           (ii)    He consents to such distribution (pursuant
to rules prescribed by the Committee). Failure to consent shall be deemed an election to defer distribution of the Distributable Benefit until the date the Participant attains age 62, unless distribution is made pursuant to Section 8.5(b).

                  (b) In the above-described cases, the following rules shall apply:

                            (i)    The nonvested portion of his Plan Account
and Profit Sharing Account, if applicable, shall be forfeited as of the date that his Vested Interest is distributed to him. In the case of a Participant with no Vested Interest in his Plan Account or Profit Sharing Account, if applicable, the forfeiture shall occur within the period commencing on the date of his termination of employment and ending ninety (90) days following the end of the Plan Year in which his termination of employment occurs.

                           (ii)    If the Participant is reemployed by the
Company or an Affiliated Company prior to his incurring his fifth consecutive Break in Service or on (or before) the Anniversary Date of the Plan Year in which his fifth consecutive Break in Service occurs, the Participant shall be entitled to have the entire portion of his Plan Account and Profit Sharing Account, if applicable, (including the nonvested portion of such Accounts) reinstated by repaying the total amount distributed to him from such Accounts. Such reinstatement shall be made from current forfeitures and, if necessary, from Company Contributions, and shall not be treated as an Annual Addition. However, this repayment must be made prior to the earlier of (i) five years from the date of reemployment or (ii) five consecutive Breaks in Service after the distribution of the Vested Interest in his Account(s) following such termination of employment, provided he is an Eligible Employee during that period. If such repayment is not made, then the previously forfeited amounts shall not be restored to the Participant's Account(s).

                          (iii)    In the case of a repayment made pursuant to
the rules of Section 8.6(b)(ii) above,

                                   (A)      The Participant shall not be
required to pay any interest charge upon the amounts repaid by him, and

                                   (B)      The nonvested portion of his
Account(s) (which was not distributed to him) shall not be adjusted for gains or losses during the period between the forfeiture and the repayment of the distributed amount.

                           (iv)    In the case of a Participant with no Vested
Interest in his Plan Account or Profit Sharing Account, if applicable, who is reemployed prior to incurring five consecutive Breaks in Service, his entire nonvested interest in such Account(s) (unadjusted for gains or losses during the period between the date of his forfeiture and the date of his reemployment) shall be reinstated upon his reemployment, without regard to the repayment requirement of subsection (iii) above.

        8.7       DISTRIBUTABLE BENEFIT.

                  (a) Subject to the Participant's right under Section 8.5(c) or Section 8.7(b) to elect to receive a Company Stock distribution calculated under the provisions of Section 8.7(c), a Participant's Distributable Benefit shall be distributed in cash or, if elected in accordance with Section 8.15, by trustee-to-trustee transfer.

                  (b) The Committee shall notify the Participant in advance of making the distribution of his right to elect distribution in the form of Company stock. Upon being so notified the Participant shall have a reasonable period of time (at least fourteen days) in which to elect to receive his Distributable Benefit in the form of Company Stock distribution as calculated under Section 8.7(c). This election by the Participant shall be made in writing, shall be irrevocable when made unless the Committee shall approve a revocation thereof, and shall operate to require the Committee to cause the Participant's Distributable Benefit to be made in the form of a Company Stock distribution as calculated under Section 8.7(c). The election to receive a Company stock distribution with respect to shares of Company stock acquired with the proceeds of a Loan shall not be terminable should the Loan be repaid or should the Plan cease to be an employee stock ownership plan within the meaning of Code section 4975(e)(7).

                  (c) A Company Stock Distributable Benefit shall be governed by the following rules:

                            (i)    The amount of such a distribution shall be
the number of whole shares of Company Stock that can be purchased with the dollar value of the Participant's Account(s) (determined as of the Applicable Valuation Date), with the remainder of the value of the Participant's Account(s) distributable in the form of cash.

                           (ii)    If more than one class of Company Stock is
available for distribution to a Participant, the Participant must receive substantially the same proportion of each such class of stock ("Pro Rata Distribution"). The rule in the preceding sentence shall not apply to the extent that the Participant elects, pursuant to rules to be prescribed by the Committee, to receive the distribution in a form other than the Pro Rata Distribution. The rules of this Section 8.7(c)(ii) shall be applied by the Committee in a manner not inconsistent with the provisions of Code section 409(h).

                  (d) The amount of a Participant's Distributable Benefit shall be based on the value of his Accounts determined in accordance with the rules prescribed by the Committee. However, the value of the Participant's Account shall be increased or decreased (as appropriate) by any contributions, forfeitures, or distributions properly allocable under the terms of this Plan to his Account that occurred on or after the Applicable Valuation Date or for any other reason were not otherwise properly reflected in the valuation of his Account on the Applicable Valuation Date.

                  (e) Neither the Committee, the Company, nor the Trustee shall have any responsibility for any increase or decrease in the value of a Participant's Account as a result of any valuation made under the terms of this Plan after the date of his termination of employment and before the date of the distribution of his Account to him or his Beneficiary. Also, neither the Committee, the Company, nor the Trustee shall have any responsibility for failing to make any interim valuation of a Participant's Account between the date of distribution to the Participant of his Account and the immediately preceding Valuation Date, even though the Plan Assets may have been revalued in that interim for a purpose other than to revalue the Accounts under this Plan.

        8.8 LIMITED PUT OPTION TO SELL COMPANY STOCK. Solely in the event that a Participant receives a distribution from the Plan consisting in whole or in part of Company Stock that at the time of distribution thereof is not Readily Tradeable Stock, the distributed Company Stock shall be made subject to a put option in the hands of a Qualified Holder. This put option shall be subject to the following provisions:

                  (a) (i) During the sixty-day period following any distribution of such Company Stock, a Qualified Holder shall have the right to require the Company to purchase all or a portion of the distributed Company Stock held by the Qualified Holder. A Qualified Holder shall exercise this right by giving written notice to the Company within the previously mentioned sixty-day period of the number of shares of distributed Company Stock that the Qualified Holder intends to sell to the Company.

                           (ii)    The purchase price to be paid for any such
Company Stock shall be its fair market value determined as of the Applicable Valuation Date determined in accordance with the valuation rules specified in
Section 4.5. However, in the case of a transfer between a Qualified Holder who is a "disqualified person" (within the meaning of Code section 4975(e)(2)) and the Plan, the value of the stock shall be determined as of the date the Qualified Holder gives written notice to the Company of his exercise of the put option under this Section 8.8.

                  (b)       (i)    If a Qualified Holder shall fail to exercise
his put option right under this Section 8.8(b), the option right shall temporarily lapse upon the expiration of the sixty day period.

                           (ii)    Pursuant to the rules of Section 6.6A, as
soon as is reasonably practicable following the Anniversary Date of the Plan Year in which the sixty-day option period expires, the Company shall notify the non-electing Qualified Holder (if he is then a shareholder of record) of the valuation of the Company Stock as of that Anniversary Date. During the sixty-day period following receipt of such valuation notice, the Qualified Holder shall have the right to require the Company to purchase all or any portion of the distributed Company Stock.

                          (iii)    The purchase price to be paid therefor shall
be based on the Anniversary Date valuation of the Company Stock. However, in the case of a transfer between a Qualified Holder who is a "disqualified person" (within the meaning of Code section 4975(e)(2)) and the Plan, the value of the stock shall be determined as of the date the Qualified Holder gives written notice to the Company of his exercise of the put option under this
Section 8.8.

                           (iv)    If a Qualified Holder fails to exercise his
option right under this Section 8.8(b) with respect to any portion of the distributed Company Stock, no further options shall be applicable under this Plan and the Company shall have no further purchase obligations hereunder.

                  (c) In the event that a Qualified Holder shall exercise a put option under this Section 8.8, then the Company shall have the option of paying the purchase price of the Company Stock which is subject to the put option ("Option Stock") under either of the following methods:

                            (i)    A lump-sum payment of the purchase price
within ninety days after the date upon which the put option is exercised ("Exercise Date") or

                           (ii)    A series of six equal installment payments,
with the first payment to be made within thirty days following the Exercise Date and the five remaining payments to be made on the five anniversary dates of the Exercise Date, so that the full amount shall be paid as of the fifth anniversary of such Exercise Date. If the Company elects to pay the purchase price of the Option Stock under the installment method provided in this subparagraph (ii), then the Company shall, within thirty days after the Exercise Date, give the Qualified Holder who is exercising the put option the Company's promissory note for the full unpaid balance of the option price. This note shall, at a minimum, provide adequate security, state a rate of interest reasonable under the circumstances but at least equal to the imputed compound rate in effect as of the Exercise Date pursuant to the Treasury Regulations promulgated under Code section 483, and provide that the full amount of the note shall accelerate and become due immediately in the event that the Company defaults in the payment of a scheduled installment payment.

                  (d)      The foregoing put options under Sections 8.8(a) and
(b) shall be effective solely against the Company and shall not obligate the Plan in any manner. However, the Plan may elect to purchase any Company Stock that otherwise must be purchased by the Company pursuant to a Qualified Holder's exercise of any such option. Should both the Plan and the Company elect to purchase he stock, the Plan's election shall take precedence.

                  (e) In the event that a Qualified Holder is unable to exercise the put option provided hereunder because the Company or other entity bound by the put option is prohibited from honoring it by reason of any applicable Federal or State law, then the sixty-day option periods during which the put option is exercisable under Sections 8.8(a) and (b) shall not include any such time during which the put option may not be exercised due to this reason.

                  (f) Except as is expressly provided above with respect to any distributed Company Stock that is not Readily Tradeable Stock (as defined in Section 2.41B), no Participant shall have any put option rights with respect to Company Stock distributed under this Plan, and neither the Company nor this Plan shall have any obligation whatsoever to purchase any distributed Company Stock from any Participant or other Qualified Holder.

                  (g) At the time of distribution of Company Stock that is not Readily Tradeable Stock to a Participant or Beneficiary, the Company shall furnish to the Participant or Beneficiary the most recent annual certificate of value prepared by the Company with respect to such Stock in accordance with the provisions of Section 6.6A. In addition, the Company shall furnish to the Participant or Beneficiary a copy of each subsequent annual certificate of value until the put options provided for in this Section 8.8 with respect to the distributed Company Stock shall expire.

                  (h) The put option provided under this Section 8.8 shall not be terminable with respect to shares of Company Stock acquired with the proceeds of a Loan should the Loan be repaid or should the Plan cease to be an employee stock ownership plan within the meaning of Code section 4975(e)(7).

        8.9       DESIGNATION OF BENEFICIARY.

                  (a) Subject to the provisions of Section 8.9(e), each Participant shall have the right to designate a Beneficiary or Beneficiaries to receive his Distributable Benefit in the Trust Fund in the event of his death before receipt of his entire interest in the Trust Fund. This designation is to be made on the form prescribed by and delivered to the Committee.

                  (b) Subject to the provisions of Section 8.9(e), a Participant shall have the right to change or revoke any such designation by filing a new designation or notice of revocation with the Committee. Subject to the provisions of Section 8.9(e), no notice to any Beneficiary nor consent by any Beneficiary shall be required to effect any such change or revocation.

                  (c) If a deceased Participant shall have failed to designate a Beneficiary, if the Committee shall be unable to locate a designated Beneficiary after reasonable efforts have been made, if for any reason the designation shall be legally ineffective, or if the Beneficiary shall have predeceased the Participant (and no legally effective Contingent Beneficiary shall have been named), any distribution required to be made under the provisions of this Plan shall be payable to the Participant's estate (except as provided in Section 8.9(e)), and the estate shall be considered the Beneficiary under this Plan.

                  (d) In the event that the deceased Participant was not a resident of California at the date of his death, the Committee, in its discretion, may require the establishment of ancillary administration in California. In the event that a Participant shall predecease his Beneficiary and on the subsequent death of the Beneficiary a remaining distribution is payable under the applicable provisions of this Plan, the distribution shall be payable to the Beneficiary's estate.

                  (e) If a Participant shall be married at the time of his death, the designation by the Participant under Section 8.9 of a person other than the current Spouse as his Beneficiary shall not take effect (and the entire Distributable Benefit shall be paid to such Spouse) (i) unless the Spouse of the Participant consents in writing to such designation, and the Spouse's consent acknowledges the effect of such designation and is witnessed by a Member of the Committee (or its delegate), a notary, or (ii) unless it is established to the satisfaction of the Committee that such consent is not required because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe. A spouse's consent to a designation of a particular Beneficiary shall be valid only as to that Beneficiary and as to the form of payment prescribed by the Plan in Section 8.3(b) or 8.4, as applicable.

                  (f) The Company, the Committee and the Trustee shall have no duty to determine whether a Beneficiary designation or spousal consent made pursuant to this Section 8.9 was an informed designation or consent or was freely given, and shall be entitled to rely upon the Beneficiary form filed with the Committee, as well as such other documents as may be required pursuant to Section 8.12, and shall be under no duty or obligation to protect the rights of a spouse or former spouse of a Participant, except as may be required by law.

        A spouse's consent to a designation of a particular Beneficiary shall be valid only as to that Beneficiary and as to the form of payment prescribed by the Plan in Section 8.3(b) or 8.4, as applicable.

        8.10 FACILITY OF PAYMENT. If any payee under the Plan is a minor or if the Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him, the Committee may have the payment, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting the payee, unless it has received due notice of claim therefor from a duly appointed guardian or committee of the payee. Any payment shall be a payment from the Account of the payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to the payee.

        8.11 DISTRIBUTION TO ALTERNATE PAYEES. If an Alternate Payee is entitled to a distribution of benefits from this Plan pursuant to a qualified domestic relations order, as defined in Section 14.2, the benefits payable to such Alternate Payee shall be distributed pursuant to such qualified domestic relations order under rules or procedures described by the Committee. If permitted by applicable law and regulations, the Committee may require or permit immediate distribution of such benefits to an Alternate Payee at any time following the determination by the Committee that such an order is a qualified domestic relations order. In the event that an Alternate Payee dies prior to receipt of the amounts due him from an Alternate Payee Account, such amounts shall be distributed to the estate of the Alternate Payee as soon as practicable following the date such amounts would have been distributed to such Alternate Payee.

        8.12      ADDITIONAL DOCUMENTS.

                  (a) The Committee or Trustee, or both, may require (and rely upon) the execution and delivery of such documents, papers and receipts as the Committee or Trustee may determine necessary or appropriate in order to establish the fact of death of the deceased Participant and of the right and identity of any Beneficiary or other person or persons claiming any benefits under this Article VIII.

                  (b) The Committee or the Trustee, or both, may, as a condition precedent to the payment of death benefits hereunder, require an inheritance tax release and/or such security as the committee or Trustee, or both, may deem appropriate as protection against possible liability for state or federal death taxes attributable to any death benefits.

        8.13      RIGHT OF FIRST REFUSAL FOR THE COMPANY AND THE PLAN.

                  (a) Any Company stock distributed from the Plan which is Class B Common stock shall be subject to a right of first refusal by the Company. The terms and conditions of the right of first refusal shall be those applied to Class A Common Stock by the Company's Certificate of Incorporation, as in effect from time to time.

                  (b) Any Company stock (whether Class A or Class B) distributed from the Plan, in addition to the right of first refusal imposed by the Company's Certificate of Incorporation or by Section 8.13(a), shall also be subject to a right of first refusal in favor of the Plan, subordinate to that of the Company, the terms and conditions of which (except for the right being in favor of the Plan) shall be the same as the Company's right of first refusal, modified as necessary to comply with applicable Treasury regulations.

                  (c) Any Company stock held by or distributed from the Plan (whether Class A Common Stock or Class B Common Stock) which was acquired by the Plan with the proceeds of a Loan, shall not be subject to a put, call, other option or buy-sell or similar arrangement, within the meaning of Treasury Regulations, Section 54.4975-7(b)(4), whether or not this Plan is then an ESOP, except for the put option provided in Section 8.8 and except for the rights of first refusal provided in this Section 8.13 or by the Company's Certificate of Incorporation. Further, in administering the rights of first refusal with respect to such Company Stock acquired with the proceeds of a Loan, the rights shall be modified, as necessary, to comply with applicable Treasury regulations.

        8.14 RESTRICTION ON DISTRIBUTION OF TRASOP ACCOUNT BALANCE. Notwithstanding any other provision of this Plan, no Company Stock allocated to a Participant's TRASOP Account may be distributed from such Account before the end of the eighty-fourth (84th) month beginning after the month in which the Company Stock is allocated to that Account. However, such Company Stock may be distributed on an earlier date pursuant to the provisions of this Plan in the event of:

                  (a) The Participant's death, Disability or other termination of employment;

                  (b) The Participant's transfer to the employment of an acquiring employer, other than the Company, in the case of:

                            (i)    A sale to the acquiring employer of
substantially all of the assets used by the Company in a trade or business conducted by the Company, or

                           (ii)    The sale of substantially all of the stock
of a subsidiary of the Company to the employer, or

                  (c) With respect to the stock of the Company, a disposition of the Company's interest in a subsidiary when the Participant continues employment with the subsidiary.

        8.15      DIRECT ROLLOVERS.

                  (a) This applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 8.15, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution made payable directly to an eligible retirement plan specified by the distributee in a direct rollover.

                            (i)    Eligible Rollover Distribution.  An eligible
rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (ii)    Eligible Retirement Plan.  An eligible
retirement plan is a retirement plan that accepts the distributee's eligible rollover distribution and is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a). However in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                          (iii)    Distributee.  A distributee includes an
employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternative payee under a qualified domestic relations order, as defined in Code section, are distributees with regard to the interest of the spouse or former spouse.

                           (iv)    Direct rollover.  A direct rollover is a
payment by the Plan to the eligible retirement plan specified by the distributee.

                                 ARTICLE IX

                  OPERATION AND ADMINISTRATION OF THE PLAN;
                  VOTING AND OTHER RIGHTS OF COMPANY STOCK

        9.1       PLAN ADMINISTRATION.

                  (a) Authority to control and manage the operation and administration of the Plan is hereby allocated to the Committee.

                  (b) The members of the Committee shall be appointed by the Board of Directors and shall hold office until resignation, death or removal by the Board of Directors.

                  (c) For purposes of ERISA Section 402(a), the Committee, the Trustee and any Investment Manager appointed pursuant to Section 9.3 shall be Named Fiduciaries of this Plan.

                  (d) The Secretary of the Committee shall cause to be maintained in the office of the Committee for the purpose of inspection an accurate schedule listing the names of all persons from time to time serving as members of the Committee and all Named Fiduciaries of the Plan.

        9.2 COMMITTEE POWERS. The Committee shall have all powers necessary to supervise the administration of the Plan and control its operations. In addition to any powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, by way of illustration but not by way of limitation, the following powers and authority:

                  (a) To allocate fiduciary responsibilities (other than trustee responsibilities) among the Named Fiduciaries and to designate one or more other persons to carry out fiduciary responsibilities (other than trustee responsibilities). However, no allocation or delegation under this Section 9.2(a) shall be effective until the person or persons to whom the responsibilities have been allocated or delegated agree to assume the responsibilities. The term "trustee responsibilities" as used herein shall have the meaning set forth in Section 405(c) of ERISA. The preceding provisions of this Section 9.2(a) shall not limit the authority of the Committee to appoint one or more Investment Managers in accordance with Section 9.3.

                   (b) To designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities.

                   (c) To employ such legal, actuarial, medical, accounting, clerical, administrative and ministerial and other assistance as it may deem appropriate in carrying out the provisions of this Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

                   (d) To establish rules and regulations from time to time for the conduct of the Committee's business and the administration and effectuation of this Plan.

                   (e) To administer, interpret, construe and apply this Plan and the Plan's claims procedure and to decide all questions which may arise or which may be raised under this Plan by any employee, Participant, former Participant, Beneficiary, Alternate Payee or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of service of any Participant, and the amount of benefits to which any Participant or his Beneficiary may be entitled on or after the Effective Date hereof.

                   (f) To determine the manner in which the assets of this Plan, or any part thereof, shall be distributed.

                   (g) To direct the Trustee, in writing, from time to time, to invest and reinvest the Trust Fund, or any part thereof, or to purchase, exchange, or lease any property, real or personal, which the Committee may designate. This shall include the right to direct the investment of all or any part of the Trust in any one security or any one type of securities permitted hereunder. Among the securities which the Committee may direct the Trustee to purchase are "employer securities" as defined in Code section 409(1) or any successor statute thereto.

                   (h) To select alternative investment options from which Participants may select from in determining investment of their Accounts pursuant to Section 4.6(b), and to establish rules and procedures regarding such investment options.

                   (i) To satisfy accounting, auditing, record keeping, insurance, bonding and reporting and disclosure requirements.

                   (j) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

        Any action taken in good faith by the Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon the Participants and their Beneficiaries and any Alternate Payees. All discretionary powers conferred upon the Committee shall be absolute, but shall be exercised in a uniform and nondiscriminatory manner.

        9.3        INVESTMENT MANAGER.

                   (a) The Committee, by action reflected in the minutes thereof, may appoint one or more Investment Managers, as defined in Section 3(38) of ERISA, to manage all or a portion of the assets of the Plan.

                   (b) An Investment Manager shall discharge its duties in accordance with applicable law and in particular in accordance with Section 404(a)(1) of ERISA.

                   (c) An Investment Manager, when appointed, shall have full power to manage the assets of the Plan for which it has responsibility, and neither the Company nor the Committee shall thereafter have any responsibility for the management of those assets, except to the extent such power or responsibility shall have been reserved to the Company or Committee in the documents governing the relationship between or among the Plan, the Company and the Investment Manager.

        9.4        PERIODIC REVIEW.

                   (a) At periodic intervals, not less frequently than annually, the Committee shall review the long-run and short-run financial needs of the Plan and shall determine a funding policy for the Plan consistent with the objectives of the Plan and the minimum funding standards of ERISA, if applicable. In determining the funding policy the Committee shall take into account, at a minimum, not only the long-term investment objectives of the Trust Fund consistent with the prudent management of the assets thereof, but also the short-run needs of the Plan to pay benefits.

                   (b) All actions taken by the Committee with respect to the funding policy of the Plan, including the reasons therefor, shall be fully reflected in the minutes of the Committee.

        9.5        COMMITTEE PROCEDURE.

                   (a) A majority of the members of the Committee as constituted at any time shall constitute a quorum, and any action by a majority of the members present at any meeting, or authorized by a majority of the members in writing without a meeting, shall constitute the action of the Committee.

                   (b) The Committee may designate certain of its members as authorized to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee of this action and the name or names of the designated members. The Trustee, Company, Participants, Beneficiaries, and any other party dealing with the Committee may accept and rely upon any document executed by the designated members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of the authorization of the designated members.

        9.6        COMPENSATION OF COMMITTEE.

                   (a) Members of the Committee shall serve without compensation unless the Board of Directors shall otherwise determine. However, in no event shall any member of the Committee who is an Employee receive compensation from the Plan for his services as a member of the Committee.

                   (b) All members shall be reimbursed for any necessary or appropriate expenditures incurred in the discharge of duties as members of the Committee.

                   (c) The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee, or other persons retained or employed by the Committee shall be fixed by the Committee.

        9.7 RESIGNATION AND REMOVAL OF MEMBERS. Any member of the Committee may resign at any time by giving written notice to the other members and to the Board of Directors effective as therein stated. Any member of the Committee may, at any time, be removed by the Board of Directors.

        9.8        APPOINTMENT OF SUCCESSORS.

                   (a) Upon the death, resignation, or removal of any Committee member, the Board of Directors may appoint a successor.

                   (b) Notice of appointment of a successor member shall be given by the Secretary of the Company in writing to the Trustee and to the members of the Committee.

                   (c) Upon termination, for any reason, of a Committee member's status as a member of the Committee, the member's status as a Named Fiduciary shall concurrently be terminated, and upon the appointment of a successor Committee member the successor shall assume the status of a Named Fiduciary as provided in Section 9.1.

        9.9 RECORDS. The Committee shall keep a record of all its proceedings and shall keep, or cause to be kept, all such books, accounts, records or other data as may be necessary or advisable in its judgment for the administration of the Plan and to properly reflect the affairs thereof.

        9.10       RELIANCE UPON DOCUMENTS AND OPINIONS.

                   (a) The members of the Committee, the Board of Directors, the Company and any Employee of the Company delegated under the provisions hereof to carry out any fiduciary responsible under the Plan ("Delegated Fiduciary"), shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee. The members of the Committee, the Board of Directors, the Company and any Delegated Fiduciary shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance from any such consultant or firm or corporation which employs one or more consultants, trustee, or counsel.

                   (b) Any and all such things done or actions taken or suffered by the Committee, the Board of Directors, the Company and any Delegated Fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, Alternate Payees and any other persons whomsoever, except as otherwise provided by law.

                   (c) The Committee and any Delegated Fiduciary may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat those records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

        9.11 REQUIREMENT OF PROOF. The Committee or the Company may, in its (or their) sole discretion, require satisfactory proof of any matter under this Plan from or with respect to any Employee, Participant, Beneficiary or Alternate Payee, and no benefits under this Plan need be paid until the required proof shall be furnished.

        9.12       RESERVED FOR PLAN NOTIFICATIONS.

        9.13 MULTIPLE FIDUCIARY CAPACITY. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

        9.14       LIMITATION ON LIABILITY.

                   (a) Except as provided in Part 4 of Title I of ERISA, neither the Company, the Board of Directors (or any member thereof), nor the Committee (or any member thereof) shall be subject to any liability with respect to his duties under the Plan unless he or it acts fraudulently or in bad faith.

                   (b) Neither the Company, the Board of Directors (or any member thereof) nor the Committee (or any member thereof) shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or any person to whom fiduciary responsibilities have been allocated or delegated, except as provided in Part 4 of Title I of ERISA.

                   (c) Neither the Company, the Board of Directors (or any member thereof), the Committee (or any member thereof), nor the Trustee or any Investment Manager shall be liable to the extent relief from liability is provided pursuant to Section 404(c) of ERISA.

                   (d) The Company in this Plan document does not intend to create additional fiduciary liability, or to characterize actions or responsibilities as fiduciary in nature, beyond that required by ERISA or other applicable law.

        9.15       INDEMNIFICATION.

                   (a) To the extent permitted by law, the Company hereby indemnifies each member of the Board of Directors and the Committee, and any other Employee of the Company with duties under the Plan, against expenses (including any amount paid in settlement) reasonably incurred by him in connection with any claims against him by reason of his conduct in the performance of his duties under the Plan, except in relation to matters as to which he acted fraudulently or in bad faith in the performance of such duties. The preceding right of indemnification shall pass to the estate of such a person.

                   (b) The preceding right of indemnification shall be in addition to any other right to which the Board of Directors or Committee member or other person may be entitled as a matter of law or otherwise.

        9.16       ALLOCATION OF FIDUCIARY RESPONSIBILITY.

                   (a) Section 405(c) of ERISA permits the division, allocation and delegation among Plan fiduciaries of the fiduciary responsibilities owed to the Plan Participants and Beneficiaries. Under this concept, each fiduciary, including a Named Fiduciary, is accountable only for its own functions, except to the extent of his co-fiduciary liability under
Section 405 of ERISA. It is the intent of the Company in establishing this Plan to comply with Section 405(c) and to have the limitation on liability set forth in Section 405(c)(2) of ERISA apply to the maximum extent allowed by law.

                   (b) Pursuant to Section 405(c) of ERISA, the authority to control and manage the operation and administration of the Plan is allocated to the Committee. Except to the extent expressly provided to the contrary in this Plan document, and the Trust Agreement, the responsibilities allocated to the Committee include:

                          (i)     responsibilities identified as Committee
authority and powers in Section 9.2(a) - (j); and

                         (ii)     responsibilities identified elsewhere in this
Plan document as applicable to the Committee.

                   (c) The Board of Directors is allocated the following responsibilities, acting with the advice and assistance of the Committee:

                          (i)     Appointing the Trustee;

                         (ii)     Adopting Plan amendments;

                        (iii)     Determining the amount of Company
Contributions;

                         (iv)     Determining whether to terminate the Plan or
suspend contributions thereto;

                          (v)     Determining which Affiliated Companies shall
participate in the Plan, and the conditions on which any such Affiliated Company shall participate;

                         (vi)     Appointing members of the Committee;

                        (vii)     Determining the form of Company
Contributions; and

                       (viii) Performing those duties specifically allocated to it elsewhere in this Plan document.

                   (d) The Trustee shall have only those responsibilities which have been specifically allocated to it under this Plan document and related Trust Agreement, plus any "trustee responsibilities", under Section 405(c) of ERISA, which may not legally be allocated to another person or fiduciary. Any Investment Manager appointed pursuant to Section 9.3 may be granted exclusive authority and discretion to manage and control all or any portion of the assets of the Plan, subject to such limitations as may be provided in the documents governing the relationship between or among the Plan, the Company (if applicable) and the Trustee or Investment Manager.

        9.17       PROHIBITION AGAINST CERTAIN ACTIONS.

                   (a) To the extent prohibited by law, in administering this Plan the Committee shall not discriminate in favor of any class of employees and particularly it shall not discriminate in favor of Highly Compensated Employees.

                   (b) The Committee shall not cause the Plan to engage in any transaction that constitutes a nonexempt Prohibited Transaction under Code section 4975(c) or Section 406(a) of ERISA.

                   (c) All individuals who are fiduciaries with respect to the Plan (as defined in Section 3(21) of ERISA) shall discharge their fiduciary duties in accordance with applicable law, and in particular, in accordance with the standards of conduct contained in Section 404 of ERISA.

        9.18       BONDING AND INSURANCE.

                   (a) Except as provided in Section 412 of ERISA, as may be required under any other applicable law, or as may be required by the Committee in its sole discretion, no bond or other security shall be required by any member of the Committee, or any other fiduciary under this Plan.

                   (b) For purposes of satisfying its indemnity obligations under Section 9.15, the Company may (but need not) purchase and pay premiums
for one or more policies of insurance.   However, this insurance shall not
release the Company of its liability under the indemnification provisions.

        9.19       VOTING AND OTHER RIGHTS OF COMPANY STOCK.

                   (a) All voting rights of Company Stock held in the Trust Fund shall be exercised in accordance with the following provisions:

                          (i)     Each Participant (which term shall include,
for purposes of this Section 9.19, Beneficiaries and Alternate Payees having an interest in an Account or fund holding Company Stock) shall be given the opportunity to instruct the Trustee confidentially on a form prescribed and provided by the Company as to how to vote those shares (including fractional shares) of Company Stock allocated to his Account(s) under the Plan (directly or indirectly through an interest in a Company Stock fund) on the date immediately preceding the record date for the meeting of shareholders of the Company. The Trustee shall not divulge to the Company the instructions of any Participant. The Company may require verification of the Trustee's compliance with such confidential voting instructions by an independent auditor elected by the Company. The voting rights procedures set forth in this Section 9.19 shall be construed and implemented in accordance with the provisions of Code section 409(e).

                         (ii)     All Participants entitled to direct such
voting shall be notified by the Committee (or the Company, pursuant to its normal communications with shareholders) of each occasion for the exercise of these voting rights within a reasonable time (but not less than the time period that may be required by any applicable state of federal law) before these rights are to be exercised. The notification shall include all information distributed by the Company to other shareholders regarding the exercise of such rights.

                        (iii) The Participants shall be so entitled to direct the voting of fractional shares (or fractional rights to shares). However, the Committee may, to the extent possible, direct the Trustee to vote the combined fractional shares (or fractional rights to shares) so as to reflect the aggregate direction of all Participants giving directions with respect to fractional shares (or fractional rights to shares).

                         (iv)     In the event that a Participant shall fail to
direct the Trustee, in whole or in part, as to the exercise of voting rights arising under any Company Stock allocated to his Account, then these voting rights, together with voting rights as to shares of Company Stock which have not been allocated, shall be exercised by the Trustee in the same proportion as the number of Shares of Company Stock for which the Trustee has received direction in such matter (e.g., to vote for, against or abstain from voting on a proposal, or to grant or withhold authority to vote for a director or directors), and the Trustee shall have no discretion in such matter; provided, however, that any shares allocated to Participants' TRASOP Accounts as to which Participants fail to direct the Trustee shall not be voted, and the Trustee shall have no discretion in such matter.

                          (v)     Except as provided in paragraph (b) below,
all rights (other than voting rights) of Company Stock held in the Trust Fund shall be exercised in the same manner and to the same extent as provided above with respect to the voting rights of the Company Stock, subject to the rules prescribed by the Committee, which rules, among other matters, may prescribe that no action shall be taken with respect to shares as to which no direction is received from Participants. The Trustee shall have no discretion with respect to the exercise of any such rights.

                         (vi)     Neither the Committee nor the Trustee shall
make any recommendation to any Participant regarding the exercise of the Participant's voting rights or any other rights under the provisions of this
Section 9.19, nor shall the Committee or Trustee make any recommendation as to whether any such rights should or should not be exercised by the Participant.

                   (b) All responses to tender and exchange for Company Stock offers shall be made in accordance with the following provisions:

                          (i)     Each Participant shall be given the
opportunity, to the extent that shares of Company Stock are allocated to his Account, to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to Company Stock, and the Trustee shall respond in accordance with the instructions so received. The Trustee shall not divulge to the Company the instructions of any Participant. The Committee shall utilize its best efforts to timely distribute or cause to be distributed to each Participant such information as will be distributed to shareholders of the Company in connection with any such tender or exchange offer, together with a form addressed to the Trustee requesting confidential instructions on whether or not such shares will be tendered or exchanged. If the Trustee shall not receive timely direction from a Participant as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of Company Stock with respect to which such Participant has the right of direction, and the Trustee shall have no discretion in such matter.

                         (ii)     Unallocated shares of Company Stock and
shares of Company Stock held by the Trustee pending allocation to Participants' Accounts shall be tendered or exchanged (or not tendered or exchanged) by the Trustee in the same proportion as shares with respect to which Participants have been given the opportunity to direct the Trustee pursuant to paragraph (i) above are tendered or exchanged, and the Trustee shall have no discretion in such matter.

        9.20  PLAN EXPENSES.

                   (a) Except as provided in Section 9.20(b), all expenses incurred in the establishment, administration and operation of the Plan, including but not limited to the expenses incurred by the members of the Committee in exercising their duties, to the extent these expenses are not paid by the Company, shall be charged to the Trust Fund and accounted for pursuant to the provisions of Article VI.

                   (b) Costs or expenses which are particular to a specific asset or group of assets in the Trust Fund, such as interest and brokerage charges which are included in the cost of securities purchased by the Trustee (or charged to proceeds in the case of sales), as determined by the Committee, shall be charged or allocated in a fair and equitable manner to the Accounts, subaccounts or funds to which those assets are allocated pursuant to rules prescribed by the Committee.

                                  ARTICLE X

                      MERGER OF COMPANY: MERGER OF PLAN

        10.1 EFFECT OF REORGANIZATION OR TRANSFER OF ASSETS. In the event of a consolidation, merger, sale, liquidation, or other transfer of the operating assets of the Company to any other company, the ultimate successor or successors to the business of the Company shall automatically be deemed to have elected to continue this Plan in full force and effect, in the same manner as if the Plan had been adopted by resolution of its board of directors, unless the successor(s), by resolution of its board of directors, shall elect not to so continue this Plan in effect, in which case the Plan shall automatically be deemed terminated as of the applicable effective date set forth in the board resolution.

        10.2 MERGER RESTRICTION. Notwithstanding any other provision in this Article, this Plan shall not in whole or in part merge or consolidate with, or transfer its assets or liabilities to any other plan unless each affected Participant in this Plan would receive a benefit immediately after the merger, consolidation, or transfer (if the Plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). Subject to the foregoing, merger of this Plan and its related Trust with, transfer of some or all of the assets of this Plan to, or receipt by this Plan or Trust of assets from another qualified plan or trust, including another plan or trust maintained by the Company or an Affiliated Company, is expressly authorized.

        10.3 ACCOUNTING FOR ASSETS TRANSFERRED FROM OTHER PLANS. In the event that assets are transferred to this Plan from another qualified plan in a plan-to-plan transfer, such assets will be accounted for separately to the extent required to preserve optional forms of benefits or other attributes of the transferor plan as may be required by law or as may be determined by the Committee to be desirable.

                                 ARTICLE XI

                            PLAN TERMINATION AND
                       DISCONTINUANCE OF CONTRIBUTIONS

        11.1     PLAN TERMINATION.

                 (a) Subject to the following provisions of this Section 11.1, the Company may terminate the Plan and the Trust Agreements at any time by an instrument in writing executed in the name of the Company by an officer or officers duly authorized to execute such an instrument, and delivered to the Trustee. The Company expressly disavows any contractual obligation, implied or otherwise, to continue this Plan.

                 (b) The Plan and Trust Agreements may terminate if the Company merges into any other corporation, if as the result of the merger the entity of the Company ceases, and the Plan is terminated pursuant to the rules of Section 10.1.

                 (c) Upon and after the effective date of the termination, the Company shall not make any further contributions under the Plan and no contributions need be made by the Company applicable to the Plan Year in which the termination occurs, except as may otherwise be required by law.

                 (d) The Vested Percentage of all affected Participants in the balances in their Accounts accrued to the date of termination of the Plan, to the extent funded as of the date of termination, shall automatically become one hundred percent (100%) as of that date.

        11.2     DISCONTINUANCE OF CONTRIBUTIONS.

                 (a) The Company by resolution of its Board of Directors may discontinue contributions to the Plan at any time and for any reason in the Board's sole discretion. Upon and after the effective date of this discontinuance, the Company shall make no further Company contributions under the Plan and no Company contributions need be made by the Company with respect to the Plan Year in which the discontinuance occurs, except as may otherwise be required by law.

                 (b) The discontinuance of Company contributions on the part of the Company shall not terminate the Plan as to the funds and assets then held by the Trustee, or operate to accelerate any payments of distributions to or for the benefit of Participants, Beneficiaries or Alternate Payees, and the Trustee shall continue to administer the Trust Fund in accordance with the provisions of the Plan until all of the obligations under the Plan shall have been discharged and satisfied.

                 (c) However, if this discontinuance of Company contributions shall cause the Plan to lose its status as a qualified plan under Code section 401(a), the Plan shall be terminated in accordance with the provisions of this Article XI.

                 (d) On and after the effective date of a complete discontinuance of Company contributions, as defined in Treasury Regulation
Section 1.411(d), the Vested Percentage of all affected Participants in the balances in their Accounts accrued to that date, to the extent funded as of that date, shall automatically become one hundred percent (100%) as of that date.

        11.3 RIGHTS OF PARTICIPANTS. In the event of the termination of the Plan, for any cause whatsoever, all assets of the Plan, after payment of expenses, shall be used for the exclusive benefit of Participants and their Beneficiaries and no part thereof shall be returned to the Company, except as provided in Section 4.7 of this Plan or as otherwise permitted by law.

        11.4     TRUSTEE'S DUTIES ON TERMINATION.

                 (a) Upon termination of the Plan, the Committee shall determine whether to continue the Trust, to distribute the assets of the Trust to Participants, Beneficiaries and Alternate Payees to transfer the assets in the Trust to another qualified plan maintained by the Company, or to take other action consistent with applicable law.

                 (b) If so directed by the Committee upon termination of this Plan, the Trustee shall proceed as soon as possible to reduce all of the assets of the Trust Fund to cash and/or common stock and other securities in such proportions as the Committee shall determine (after approval by the Internal Revenue Service, if necessary or desirable, with respect to any portion of the assets of the Trust Fund held in common stock or securities of the Company). After first deducting the estimated expenses for liquidation and distribution chargeable to the Trust Fund, and after setting aside a reasonable reserve for expenses and liabilities (absolute or contingent) of the Trust, the Committee shall make the allocations required under Article VI, where applicable, with the same effect as though the date of completion of liquidation were an Anniversary Date of the Plan. Following these allocations, the Trustee shall promptly, after receipt of appropriate instructions from the Committee, distribute in accordance with such instructions to each former Participant, or Beneficiary or Alternate Payee, a benefit equal to the amount credited to his Accounts as of the date of completion of the liquidation.

                 (c) The Trustee and the Committee shall continue to function as such for such period of time as may be necessary for the winding up of this Plan and for the making of distributions in accordance with the provisions of this Plan.

        11.5     PARTIAL TERMINATION.

                 (a) In the event of a partial termination of the Plan within the meaning of Code section 411(d)(3), the Vested Percentage of affected Participants in the balances in their Accounts, as of the date of the partial termination, shall become one hundred percent (100%) as of that date.

                 (b) That portion of the assets of the Plan affected by the partial termination shall be used exclusively for the benefit of the affected Participants and their Beneficiaries, and no part thereof shall otherwise be applied.

                 (c) With respect to Plan assets and Participants affected by a partial termination, the Committee and the Trustee shall follow the same procedures and take the same actions prescribed in this Article XI in the case of a total termination of the Plan.

        11.6 FAILURE TO CONTRIBUTE. The failure of the Company to contribute to the Trust in any year, if contributions are not required under the Plan for that year, shall not constitute a complete discontinuance of contributions to the Plan.

                                 ARTICLE XII

                          APPLICATION FOR BENEFITS

        12.1 APPLICATION FOR BENEFITS; CLAIMS PROCEDURE. The Committee may require any person claiming benefits under the Plan to submit an application therefor, together with such documents and information as the Committee may require. In the case of any person suffering from a disability which prevents the claimant from making personal application for benefits, the Committee may, in its discretion, permit another person acting on his behalf to submit the application.

        12.2     ACTION ON APPLICATION.

                 (a) Within ninety (90) days following receipt of an application and all necessary documents and information, the Committee's authorized delegate reviewing the claim shall furnish the claimant with written notice of the decision rendered with respect to the application.

                 (b) In the case of a denial of the claimant's application, the written notice shall set forth:

                          (i)     The specific reasons for the denial, with
reference to the Plan provisions upon which the denial is based;

                         (ii)     A description of any additional information
or material necessary for perfection of the application (together with an explanation why the material or information is necessary); and

                        (iii) An explanation of the Plan's claim review procedure.

                 (c) A claimant who wishes to contest the denial of his application for benefits or to contest the amount of benefits payable to him shall follow the procedures for an appeal of benefits as set forth in Section
12.3 below, and shall exhaust such administrative procedures prior to seeking any other form of relief.

        12.3  APPEALS.

                 (a)      (i)     A claimant who does not agree with the
decision rendered with respect to his application may appeal the decision to the Committee.

                         (ii)     The appeal shall be made, in writing, within
sixty-five (65) days after the date of notice of the decision with respect to the application.

                        (iii) If the application has neither been approved nor denied within the ninety (90) day period provided in Section 12.2 above, then the appeal shall be made within sixty- five (65) days after the expiration of the ninety (90) day period.

                 (b) The claimant may request that his application be given full and fair review by the Committee. The claimant may review all pertinent documents and submit issues and comments in writing in connection with the appeal.

                 (c) The decision of the Committee shall be made promptly, and not later than sixty (60) days after the Committee's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of a request for review.

                 (d) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant with specific reference to the pertinent Plan provisions upon which the decision is based.

                                ARTICLE XIII

                       LIMITATIONS ON ANNUAL ADDITIONS

        13.1 MAXIMUM ANNUAL ADDITIONS. The Annual Additions of a Participant shall not exceed the maximum permissible amount specified in Code section 415(c)(1).

        13.2     EFFECT OF PARTICIPATION IN OTHER COMPANY PLANS.

                 (a) If a Participant in this Plan is also a Participant in another defined contribution plan maintained by the Company, the aggregate Annual Additions of the Participant under this Plan and such other plan(s) shall not exceed the maximum permissible amount specified in Code section 415(c)(1). In order to avoid having the aggregate Annual Additions exceed the limit, the Participant's Elective Deferrals under the Science Applications International Corporation Cash or Deferred Arrangement ("CODA") shall be limited. If limitation (down to zero) of such Elective Deferrals does not sufficiently reduce the Annual Additions to come within the limit, allocations of the Company Contributions to the Participant under Company retirement plans shall be reduced in the following order:

                          (i)     Additional Company Contributions under the
CODA;

                         (ii)     Forfeitures under the Company's Employee
Stock Ownership Plan ("ESOP");

                        (iii)     Company Contributions under the ESOP;

                         (iv)     Forfeitures under the Company's Profit
Sharing Retirement Plan (Profit Sharing Plan);

                          (v)     Company Contributions under the Profit
Sharing Plan;

                         (vi)     Forfeitures under the Company's Profit
Sharing Retirement Plan II (Profit Sharing Plan II); and

                        (vii) Company Contributions under the Profit Sharing Retirement Plan II.

        To the extent allocations to a Participant are reduced under subsections (i)-(vii) above, such reduced amounts shall be allocated and reallocated to other Participants in the applicable Plan.

        If as a result of (i) forfeitures, (ii) a reasonable error in estimating a Participant's Annual Compensation, (iii) a reasonable error in determining the amount of Elective Deferrals [within the meaning of Code section 402(g)(3)] that may be made with respect to any individual under the limits of Code section 415, or (iv) under other limited facts and circumstances that the Commissioner of Internal Revenue finds justify the rules set forth in this subsection 13.2(a), the Annual Additions under the terms of this Plan and other retirement plans of the Company would cause the limitations of Code section 415 applicable to that Participant to be exceeded, the excess amounts shall not be deemed Annual Additions if Elective Deferrals within the meaning of Code section 402(g)(3) are distributed to the Participant under the terms of the CODA. Such distributed amounts shall be disregarded for purposes of Code section 402(g) and the average deferral percentage test of Code section
401(k)(3).

                 (b) If a Participant in this Plan is also a Participant in a defined benefit plan maintained by the Company, the sum of the Defined Contribution Plan Fraction (as defined in Code section 415(e)(3)) and the Defined Benefit Plan Fraction (as defined in Code section 415(e)(2)) shall not exceed 1.0. The Participant's benefit under such defined plan shall be reduced, as necessary to satisfy the requirement of the preceding sentence.

        13.3     INCORPORATION BY REFERENCE OF CODE SECTION 415.   In order to
ensure compliance with Code section 415, the Plan hereby incorporates said Section by reference as though it were set out as part of this Plan. In applying Section 415 to this Plan, the Plan shall include each grandfather or transition rule provided by such Section or any law amending such Section, in order to allow the largest benefit otherwise payable hereunder, or under other plans maintained by the Company, to be paid.

        13.4 NO CONTRACTUAL RIGHT TO EXCESS CONTRIBUTIONS. If, in order to comply with the limitations of this Article XIII, it becomes necessary to reduce a Participant's Account, to reduce or reallocate amounts previously allocated to such Account, or otherwise, such action(s) may be taken by the Committee and Trustee free of any contractual obligation to the Participant (or Beneficiary) affected based on prior Account balances or allocations.

                                 ARTICLE XIV

                RESTRICTION ON ALIENATION; PARTICIPANT LOANS

        14.1 GENERAL RESTRICTIONS AGAINST ALIENATION. Except as otherwise provided by law and as otherwise provided by Section 14.2:

                 (a) The interest of any Participant, Beneficiary or Alternate Payee in the income, benefits, payments, claims or rights hereunder, or in the Trust Fund shall not in any event be subject to sale, assignment, hypothecation, or transfer. Each Participant, Beneficiary or Alternate Payee is prohibited from anticipating, encumbering, assigning, or in any manner alienating his or her interest under the Trust Fund, and is without power to do so, except as may otherwise be provided for in the Trust Agreement. The interest of any Participant, Beneficiary or Alternate Payee shall not be liable or subject to his debts, liabilities, or obligations, now contracted, or which may be subsequently contracted. The interest of any Participant, Beneficiary or Alternate Payee shall be free from all claims, liabilities, bankruptcy proceedings, or other legal process now or hereafter incurred or arising; and the interest or any part hereof, shall not be subject to any judgment rendered against the Participant, Beneficiary or Alternate Payee.

                 (b) In the event any person attempts to take any action contrary to this Article XIV, that action shall be void and the Company, the Committee, the Trustees and all Participants, their Beneficiaries and Alternate Payees, may disregard that action and are not in any manner bound thereby, and they, and each of them separately, shall suffer no liability for any disregard of that action, and shall be reimbursed on demand out of the Trust Fund for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of that action.

                 (c) The preceding provisions of this Section 14.1 shall be interpreted and applied by the Committee in accordance with the requirements of Code section 401(a)(13) as construed and interpreted by authoritative judicial and administrative rulings and regulations.

        14.2 NONCONFORMING DISTRIBUTIONS UNDER COURT ORDER. Benefits may be paid to an Alternate Payee pursuant to a qualified domestic relations order, as defined in Code sections 401(a)(13) and 414(p).

        In the event that the Plan receives a domestic relations order, the Committee or its delegate shall promptly notify the Participant and any Alternate Payee (i.e., spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such participant) of the receipt of such order and the Plan's procedures for determining the qualified status of such orders, and within a reasonable period of time after receipt of such order, the Committee shall determine whether such order is a qualified domestic relations order and notify the Participant and each Alternate Payee of such determination. In determining the qualified status of a domestic relations order and in administering distributions under such qualified orders, the committee shall follow the following procedures:

                 (a) When the Plan receives a domestic relations order affecting Plan benefits, the Secretary of the Committee shall promptly notify each person specified in the order as entitled to benefits under the Plan (using the address(es) included in the domestic relations order) of the Plan procedure as set forth herein (and as supplemented, if necessary, by Committee procedures).

                 (b) The Plan shall permit an alternate payee to designate a representative for receipt of copies of notices that are sent to the Alternate Payee with respect to a domestic relations order.

                 (c) The Committee shall review any domestic relations order to determine if it satisfies the requirements of being a qualified domestic relations order. In making such determination, the Committee may seek the advice of legal counsel to the Plan and may rely upon the legal opinion of such counsel in determining the qualified status of domestic relations orders and appropriate measures to resist or implement such orders. The

Committee may, but need not, enter an appearance on behalf of the Plan in the domestic relations lawsuit, if any, and may pursue such legal remedies as may be desirable for resisting unqualified orders or in modifying proposed orders.

                 (d) During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined by the Committee, by a court of competent jurisdiction, or otherwise, the Committee shall segregate in a separate account in the Plan or in an escrow account the amounts, if any, which would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order. If, within eighteen (18) months it is determined that the order is not a qualified domestic relations order or the issue as to whether such order is a qualified domestic relations order is not resolved, then the Committee shall pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a qualified domestic relations order which is made after the close of the aforementioned eighteen (18) month period shall be applied prospectively only, should there be any undistributed benefits of the Participant to which the order related.

                 (e) If the Committee or other fiduciary of the Plan acts in accordance with the foregoing procedures in treating a domestic relations order as being (or not being) a qualified domestic relations order or taking action to segregate an account and ultimately make payment thereof in accordance with subparagraph (d) above, then the Plan's obligations to the Participant and each alternate payee shall be discharged to the extent of any payment made pursuant to such act.

        14.3 AUTHORIZED PARTICIPANT LOANS. The Committee may authorize a loan from the Trust Fund to Participants (including, for this purpose, Suspended Participants) pursuant to rules prescribed by the Committee. These rules shall be designed to ensure that these Participant loans satisfy the requirements of Code sections 4975(d)(1), 72(p), and any other provision of law that is, or may become applicable. These rules shall provide that:

                 (a) The loans are available to all Participants on a reasonably equivalent basis.

                 (b) The loans are not made available to Highly Compensated Employees in amounts greater than the amounts made available for other Employees. For this purpose, the rules prescribed by the Committee may restrict the amount of the loan to a percentage of the Participant's Vested Interest or to use different percentages depending upon the amount of the loan, provided the percentages are applicable to all Participants. The Committee may also prescribe rules pursuant to which an individual's Vested Interest that is invested in Company Stock (or a fund within the Trust to which Company Stock is allocated) may (or may not) be taken into account in determining the maximum loan he may obtain.

                 (c)     The loans bear a reasonable rate of interest.

                 (d) The loans are adequately secured. For this purpose, the amount of the security must be at least equal to the amount of the loan. The rules to be prescribed by the Committee may permit a Participant to use up to fifty percent (50%) of his Vested Interest under the Plan or other qualified employer plans (as such term is defined in Code section 72(p)(3)) as security for the loan.

                 (e) If the loan, or a loan from another qualified retirement plan maintained by the Company, is to be secured by a portion of the Participant's Vested Interest under the Plan, the Participant and his spouse, if any, must consent to the loan and the possible reduction in the Vested Interest in the event of a setoff of the loan against the Vested interest as a result of nonpayment of the loan. Such consent must be given in writing within a ninety-day period before the Committee makes the loan. In the event the Participant defaults on the loan and Participant's Vested Interest is security for the loan, the Vested Interest will not be used to satisfy the loan obligation prior to the earlier of the Participant's termination of employment with the Company or an event resulting in a permissible distribution of his Vested Interest under the Plan. In the event of default, the Company shall offset the amount owed by the Participant against any amounts owed by the Company to the Participant.

                 (f) The loan must state the date upon which the loan must be repaid, which may not exceed five (5) years (except in the case of loans used to acquire a dwelling unit which, within a reasonable time after the loan is made, is to be used as the principal residence of the Participant), and the loan must be repayable in substantially level payments, with payments not less frequently than quarterly.

                 (g) In connection with the making of any loan to a Participant pursuant to the provisions of this Section 14.3, the Participant receiving such a loan may be required to execute such documents as may be required by the Committee and/or Trustee.

                 (h)     The amount of the loan may not exceed the lesser of:

                          (i)     $50,000 (reduced by the excess of the highest
outstanding balance of loans from the Plan during the one-year period ending on the date preceding the date on which such loan is made); or

                         (ii)     One-half of the present value of the
Participant's Vested Interest in his Accounts. For purposes of this Section 14.3(h), the Participant's Vested Interest and outstanding loan balances in all qualified employer plans (as such term is defined in Code section 72(p)(3)) of the Company shall be aggregated to determine whether a loan shall be permissible hereunder and the maximum permissible amount thereof.

The decision as to whether or not any Participant Loans shall be made under this Section 14.3 shall be made in the sole discretion of the Committee, and the Participant shall not have a contractual right to obtain a loan hereunder.

                 (i) In the event the Participant dies prior to distribution of his Distributable Benefit, the amount payable to his Beneficiary or spouse, as applicable, shall be reduced by the amount of the security interest in the Participant's Vested

Interest held by the Plan by reason of a loan outstanding to such Participant.

                 (j) In addition to the foregoing, the loan rules promulgated by the Committee shall include the following:

                          (i)     The identify of the person or positions
authorized to administer the Participant loan program;

                         (ii)     The procedures for applying for a loan;

                        (iii) The basis on which loans will be approved or denied;

                         (iv)     Limitations on the types and amounts of loans
offered;

                          (v)     The procedure for determining a reasonable
rate of interest;

                         (iv)     The types of collateral which may secure a
Participant loan; and

                        (vii) The events constituting default and the steps that will be taken to preserve Plan assets in the event of such default.

                                 ARTICLE XV

                               PLAN AMENDMENTS

        15.1 AMENDMENTS. The Board of Directors may at any time, and from time to time, amend the Plan by an instrument in writing executed in the name of the Company by an officer or officers duly authorized to execute such instrument, and delivered to the applicable Trustee. However, no amendment shall be made at any time, the effect of which would be:

                 (a) To cause any assets of the Trust Fund to be used for or diverted to purposes other than providing benefits to the Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan, except as provided in Section 4.7 or as otherwise permitted by law;

                 (b) To have any retroactive effect so as to deprive any Participant or Beneficiary of any benefit to which he would be entitled under this Plan if his employment were terminated immediately before the amendment; or

                 (c) To increase the responsibilities or liabilities of a Trustee or an Investment Manager without his written consent.

        15.2     RETROACTIVE AMENDMENTS. Notwithstanding any provisions of this
Article XV to the contrary, the Plan may be amended prospectively or retroactively (as provided in Code section 401(b)) to make the Plan conform to any provision of ERISA, any code provisions dealing with tax-qualified employees' trusts, or any regulation under either.

                                 ARTICLE XVI

                            TOP-HEAVY PROVISIONS

        16.1 APPLICATION. If the Plan is or becomes top heavy in any Plan Year, the provisions of this Article XVI will supersede any conflicting provisions in the Plan.


        16.2 CRITERIA. The Plan shall be top heavy for any Plan Year if any of the following conditions exist:

                 (a) The Top-Heavy Ratio for the Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of Plans.

                 (b) This Plan is part of a Required Aggregation Group of plans, but not part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the group of plans exceeds 60%.

                 (c) This Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

        16.3 DEFINITIONS. For purposes of this Article XVI, the following terms shall have the following meanings:

                 (a)     Determination Date:  With respect to any Plan Year,
(i) the Determination Date shall be the last day of the preceding Plan Year, or
(ii) in the case of the first Plan year of the Plan, the last day of such Plan Year.

                 (b) Key Employee: Any Employee or former Employee (and the Beneficiaries of such Employees) who, pursuant to the rules of Code section 416(i) and the Regulations thereunder, is or was:

                          (i)     An officer of the Company having an annual
Compensation greater than 150% of the dollar limitation under Code section 415(c)(1)(A);

                         (ii)     One of the ten Employees having annual
Compensation from the Company of more than the dollar limitation under Code section 415(c)(1)(A), and owning (or considered as owning) under Code section 318 the largest interest in the Company;

                        (iii)     A 5% Owner of the Company;

                         (iv)     A 1% Owner of the company having Annual
Compensation from the Company of more than $150,000.

The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years.

                 (c) Permissive Aggregate Group: The Required Aggregation Group of plans plus any other plan or plans of the Company that, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code sections 401(a)(4) and 410, and which are designated by the Company to constitute a Permissive Aggregate Group.

                 (d) Required Aggregation Group: (1) Each plan of the Company in which a Key Employee is a Participant or was a Participant at any time during the determination period (regardless of whether the Plan has terminated) and (2) any other qualified plan of the Company that enables a plan described in (1) to meet the requirements of Code sections 401(a)(4) or 410.

                 (e)     Top-Heavy Ratio:

                          (i)     If the Company maintains one or more defined
contribution plans (including any Simplified Employee Pension) and the Company has not maintained any defined benefit plan that during the five-year period ending on the Determination Date has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of Key Employees as of the Determination Date (including any part of any account balance distributed in the five-year period ending on the Determination Date), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five-year period ending on the Determination Date), both computed in accordance with Code section 416 and regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are adjusted to reflect any contributions not actually made as of the Determination Date, but which is to be taken into account on that date under Code section 416 and regulations thereunder.

                         (ii)     If the Company maintains one or more defined
contribution plans (including any Simplified Employee Pension) and the Company maintains or has maintained one or more defined benefit plans that during the five-year period ending on the Determination Date has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees determined in accordance with (1) above and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants determined in accordance with (1) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date, all determined in accordance with Code section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the five-year period ending on the Determination Date. Solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group is top-heavy (within the meaning of Code section 416(g)), the accrued benefit of an Employee other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company and any Affiliated Companies or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code section 411(b)(1)(C).

                     (iii) For purposes of (1) and (2) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve-month period ending on the Determination Date, except as provided in Code section 416 and regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and accrued benefits of a Participant (A) who is not a Key Employee but who was a Key Employee in a prior year or (B) who has not been credited with at least one Hour of Service with any Company maintaining the Plan at any time during the five-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account, will be made in accordance with Code section 416 and regulations thereunder. Voluntary deductible contributions will not be taken into account in computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                         (iv)     For purposes of establishing the present
value in order to compute the Top-Heavy Ratio any benefit shall be discounted only for mortality and interest based on the interest rate that would be used as of the date of distribution by the Pension Benefit Guaranty Corporation to determine the present value of a lump-sum distribution on plan termination.

                 (f) Valuation Date: The date described in Section 16.2 as of which Account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

        16.4 ADJUSTMENT TO FRACTIONS. In any Plan Year in which the Plan is Top-Heavy, in applying the limitations of Code section 415, the denominator of the Defined Benefit Fraction shall be computed using 100% of the dollar limitation instead of 125%, and the maximum aggregate amount used with respect to the denominator of the Defined Contribution Fraction shall be computed by using 100% of the dollar limitation instead of 125%.

        16.5 VESTING REQUIREMENTS. If the Plan is determined to be a Top-Heavy Plan in any Plan Year, then a Participant's right to his Accounts derived from Company Contributions, determined as of the end of such Plan Year, shall vest in accordance with the following schedule, unless a more rapid vesting schedule is then in effect under the terms of the Plan:

        Years of Vesting Service                           Vesting Percentage
        ------------------------                           ------------------
                 2                                                   20%
                 3                                                   40%
                 4                                                   60%
                 5                                                   80%
                 6 or more                                          100%

If the Plan ceases to be a Top-Heavy Plan in any Plan Year, then the vesting schedule set forth in Article VII shall apply for such Plan Year with respect to any portion of a Participant's Accounts that is forfeitable as of the beginning of such Plan Year; provided, however, that a Participant with five or more years of vesting service shall be given the option of remaining under the vesting schedule set forth above.

        16.6 MINIMUM CONTRIBUTION. If this Plan is a Top-Heavy Plan in any Plan Year, the Company Contributions for such year for each "participant" (as defined for the purpose of providing mandatory minimum contributions under regulations) who is not a Key Employee shall not be less than three percent (3%) of such participant's compensation. If, however, the Plan does not enable a defined benefit plan to meet the requirements of Section 401(a)(4) or 410, the Company Contributions shall not exceed that percentage of each participant's compensation which is equal to the highest percentage of compensation at which Company Contributions are made for the Plan Year for any Key Employee (a) under the Plan or (b) if the Plan is part of an Aggregation Group, under any defined contribution plan in such Group. The percentage of compensation at which Company Contributions are made for a Key Employee shall be computed without regard to compensation in excess of the ceiling on includible compensation set forth in Section 16.7 of this Article XVI. For Plan Years beginning before January 1, 1989, for purposes of this Section 16.6, Company Contributions attributable to a salary reduction or similar arrangement and contributions made pursuant to Chapter 21 of Title II of the Social Security Act shall be disregarded. For

Plan Years beginning after December 31, 1988, Company Contributions attributable to a salary reduction or similar arrangement made by Key Employees shall be taken into account and those made by Employees other than Key Employees shall be disregarded under this Section 16.6.

        16.7 CEILING ON INCLUDIBLE COMPENSATION. If this Plan is determined to be a Top-Heavy Plan in any Plan Year, then only the first $200,000 of a Participant's Compensation shall be taken into account in determining the allocation to the Accounts of such Participant for the Plan Year. The $200,000 limit shall automatically be adjusted for such Plan Years and to such extent as is permitted by the Secretary of the Treasury.

                                 ARTICLE XVII

                                MISCELLANEOUS

        17.1     NO ENLARGEMENT OF EMPLOYEE RIGHTS.

                 (a) This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for, or an inducement to, or a condition of, the employment of any Employee.

                 (b) Nothing contained in this Plan or the Trust shall be deemed to give any Employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge or retire any Employee at any time.

                 (c) No Employee, or any other person, shall have any right to or interest in any portion of the Trust Fund other than as specifically provided in this Plan, and no Employee or any other person shall be entitled to rely upon any representations, whether oral or in writing, including representations made in the summary plan description, any prospectus or other document, which is inconsistent with this Plan document.

        17.2     MAILING OF PAYMENTS; LAPSED BENEFITS.

                 (a) All payments under the Plan shall be delivered in person or mailed to the last address of the Participant or Beneficiary furnished pursuant to Section 17.3 below.

                 (b) In the event that a benefit is payable under this Plan to a Participant or Beneficiary and after reasonable efforts such individual cannot be located for the purpose of paying the benefit during a period of three consecutive years following the date payment would otherwise have been made, the benefit shall be forfeited and treated like other forfeitures pursuant to the provisions of Section 6.7. If the Participant or Participant's beneficiary later makes a claim for the benefit, the Committee may decide, in its sole discretion, whether and how to pay such claim.

                 (c) For purposes of this Section 17.2, the term "Beneficiary" shall include any person entitled under Section 8.9 to receive the interest of a deceased Participant or deceased designated Beneficiary and shall also include an Alternate Payee.

                 (d) The Account of a Participant shall continue to be maintained until the amounts in the Account are paid to the participant or his Beneficiary. Notwithstanding the foregoing, in the event that the Plan is terminated, the following rules shall apply:

                          (i)     All Participants and Beneficiaries (including
Participants and Beneficiaries who have not previously claimed their benefits under the Plan) shall be notified of their right to receive a distribution of their interests in the Plan;

                         (ii)     All Participants and Beneficiaries shall be
given a reasonable length of time, which shall be specified in the notice, in which to claim their benefits;

                        (iii) All Participants (and their Beneficiaries) who do not claim their benefits within the designated time period shall be presumed to be dead. The Accounts of such Participants shall be forfeited at such time. These forfeitures shall be disposed of according to rules prescribed by the Committee, which rules shall be consistent with applicable law. Alternatively the Committee may, but shall not be required to, deposit such funds in an applicable state unclaimed property or similar fund, pursuant to applicable state law.

                         (iv)     The Committee shall prescribe such rules as
it may deem necessary or appropriate with respect to the notice deposit or forfeiture rules stated above.

                 (e) Should it be determined that the preceding rules relating to forfeiture of benefits upon Plan termination are inconsistent with any of the provisions of the Code and/or ERISA, these provisions shall become inoperative without the need for a Plan amendment and the Committee shall prescribe rules that are consistent with the applicable provisions of the Code and/or ERISA.

        17.3 ADDRESSES. Each Participant shall be responsible for furnishing the Committee with his correct current address and the correct current name and address of his Beneficiary or beneficiaries.

        17.4     NOTICES AND COMMUNICATIONS.

                 (a) All applications, notices, designations, elections, and other communications from Participants shall be in writing, on forms prescribed by the Committee and shall be mailed or delivered to the office designated by the Committee, and shall be deemed to have been given when received by that office.

                 (b) Each notice, report, remittance, statement and other communication directed to a Participant, Beneficiary or Alternate Payee shall be in writing and may be delivered in person or by mail. An item shall be deemed to have been delivered and received by the Participant, Beneficiary or Alternate Payee when it is deposited in the United States Mail with postage prepaid, addressed to the Participant, Beneficiary or Alternate Payee at his last address of record with the Committee.

        17.5 REPORTING AND DISCLOSURE. The Plan Administrator shall be responsible for the reporting and disclosure of information required to be reported or disclosed by the Plan Administrator pursuant to ERISA or any other applicable law.

        17.6 GOVERNING LAW. All legal questions pertaining to the plan shall be determined in accordance with the provisions of ERISA and the laws of the State of California. All contributions made hereunder shall be deemed to have been made in California.

        17.7     INTERPRETATION.

                 (a) Article and Section headings are for convenient reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any Article or Section. Unless the context clearly indicates otherwise, masculine gender shall include the feminine, and the singular shall include the plural and the plural the singular.

                 (b) The provisions of this Plan shall in all cases be interpreted in a manner that is consistent with this Plan satisfying the requirements of Code section 401(a).

        17.8 WITHHOLDING FOR TAXES. Any payments out of the Trust Fund may be subject to withholding for taxes as may be required by any applicable federal or state law.

        17.9 LIMITATION ON COMPANY, COMMITTEE AND TRUSTEE LIABILITY. Any benefits payable under this Plan shall be paid or provided for solely from the Trust Fund and neither the Company, the Committee nor the Trustee assume any responsibility for the sufficiency of the assets of the Trust to provide the benefits payable hereunder.

        17.10 SUCCESSORS AND ASSIGNS. This Plan and the Trust established hereunder shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

        17.11 COUNTERPARTS. This Plan document may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

        17.12 NO IMPLIED RIGHTS OR OBLIGATIONS. The Company, in establishing and maintaining this Plan as a voluntary and unilateral undertaking, expressly disavows the creation of any rights in Employees, Beneficiaries or Alternate Payees or any obligations on the part of the Company or the Committee, except as expressly provided herein.

        IN WITNESS WHEREOF, in order to record the adoption of this document, SCIENCE APPLICATIONS INTERNATIONAL CORPORATION has caused this instrument to be executed by its duly authorized officer this ______ day of_____________, 19__.


                         SCIENCE APPLICATIONS INTERNATIONAL CORPORATION a Delaware Corporation

                         By:
                             ------------------------------------------
                              J. Dennis Heipt
                              Senior Vice President for Administration

Amendments to Employee Stock Ownership Plan, as approved by the SAIC Operating Committee of the Board of Directors on:

November 3, 1994

                 1.       Section 2.21 is hereby amended by deleting subsection
(b) thereof and relettering subsections (c) - (h) as (b) - (g), respectively.

                 2.       Section 6.5 is hereby amended by deleting subsection
(c) thereof and substituting therefor the following:

                                  "(c)  Company contributions for a particular
                          Plan Year (as well as shares of Company Stock released from the Suspense Account, as described in
                          Section 6.12 hereof, by reason of such Company contributions), unadjusted for income, gain or loss, which shall be allocated separately pursuant to
                          Section 6.8, shall be allocated to the Plan Accounts of those Participants who (A) complete 850 or more Hours of Service during the Plan Year; and (B) either are employed by the Company on the last day of the Plan Year or whose employment terminated during the Plan Year as a result of death, retirement on or after the Normal Retirement Date, Disability or involuntary lay-off (other than for cause, as determined by the Committee in its sole discretion) ("Eligible Participants") as follows:

                                        (i)            The Company in making
                          each Company Contribution shall indicate to which Fringe Rate Group the Contribution is to be allocated. The Company Contribution for each Fringe Rate Group shall be allocated to Eligible Participants in that Fringe Rate Group, pro rata, according to each such Eligible Participant's Compensation for the relevant Plan Year.

                                        (ii)           Company Contributions in
                          the form of Company Stock shall be allocated in the same manner as cash Contributions in subsection (i) above, based on the fair market dollar value of such contributed Company Stock as determined under the provisions of Section 6.6(b)(ii), unless a different valuation method shall be required under applicable Treasury Regulations.

                                        (iii)          In no event shall
                          amounts be allocated which would cause the limitation on Annual Additions set forth in Article XIII to be executed.

                                        (iv)            Allocations of Company
                          Contributions for a Plan Year shall be made on or before September 15 of the following Plan Year, or on a more frequent basis, as may be determined by the Committee in its discretion.

                                        (v)            The determination of
                          which Fringe Rate Group a particular Employee or group of Employees is in shall be based on a designation made by the Chief Operating Officer, Chief Financial Officer, Controller or Treasurer of the Company. Such designation of any such Employee or group, and the effective date of such designation shall be communicated in writing to the Committee."

                 3. Section 6.7 is amended by deleting subsection (a) thereof and substituting therefor the following:

                                  "(a)          Forfeitures shall be allocated
                          to the Plan Accounts of all Eligible Participants (as defined in Section 6.5) for the Plan Year preceding the Plan Year in which the forfeitures are allocated in the proportion that the Compensation of each such Eligible Participant (regardless of Fringe Rate Group) bears to the total Compensation of all such Eligible Participants for the Plan Year ending immediately prior to the date on which the forfeitures are allocated."

                 4. Section 8.5 is amended by adding the following phrase at the end of subsection (a) thereof:

                          "and is an Eligible Participant (as defined in Section 6.5 (c))."

                 5.       A new Section 8.16 is added to read as follows:

                          "8.16 In-Service Withdrawal. A Participant may, under rules established by the Committee, withdraw all or a part of his Distributable Benefit after attaining age sixty-two (62), subject to the following conditions:

                                  (a)           Only one such withdrawal
                          (whether a partial or complete withdrawal) shall be permitted.

                                  (b) The Participant may receive the withdrawal in cash or as a Company Stock distribution (as described in Section 8.7(c)), as elected by the Participant."

                 6. Section 13.2 is hereby amended by deleting subsections (a)(vi) and (a)(vii).

July 3, 1996

1. Section 9.19(a)(iv) is amended in its entirety to read as follows:

                          (iv) In the event that a Participant shall fail to direct the Trustee, in whole or in part, as to the exercise of voting rights arising under any Company Stock allocated to his Account, then these voting rights, together with voting rights as to shares of Company Stock which have not been allocated, shall be exercised by the Trustee in the same proportion as the number of Shares of Company Stock for which the Trustee has received direction in such matter (e.g., to vote for, against or abstain from voting on a proposal, or to grant or withhold authority to vote for a director or directors), and the Trustee shall have no discretion in such matter, except as may be required by applicable law.

2. Section 9.19(a)(v) is amended by deleting the last sentence thereof and substituting therefor the following:

                 "The Trustee shall have no discretion with respect to the exercise of any such rights, except as may be required by applicable law."

3. Sections 9.19(b)(I) and 9.19(b)(ii) are amended by substituting a comma for a period at the end of each such section and adding the following phrase at the end of each such section:

                 "except as may be required by applicable law."

October 2, 1996

                          1. Section 1.1 is amended by deleting the phrase "Science Applications International Corporation Employee Stock Ownership Plan" and substituting therefor the phrase "Science Applications International Corporation Employee Stock Retirement Plan."

                          2. Section 1.2 is amended in its entirety to read as follows:

                          "Plan Purpose. This Plan is designed to constitute a tax-qualified stock bonus plan within the meaning of Code section 401(a)."

                          3. Section 2.16 is amended in its entirety to read as follows:

                          "Company Stock. "Company Stock" shall mean Class A Common Stock, par value $.01 per share ("Class A Common Stock"), Class B Common Stock, par value $.05 per share ("Class B Common Stock"), and, unless the context provides otherwise, other classes of stock issued by the Company which constitute "qualifying employer securities" (as that term is defined in ERISA section 407(d)(5))."

                          4. Section 2.30 is amended by deleting the first sentence thereof and substituting therefor the following: "Reserved for Future Modifications."

                          5. Section 4.2 is amended by deleting the first sentence thereof and substituting therefor the following:

                          "The assets of the Plan shall be invested primarily in (a) Class A Common Stock, except to the extent that the Participant has instructed the Trustee to make, and the Trustee has made, a valid election to receive Class B Common Stock pursuant to the terms of the Plan of Reorganization and Agreement of Merger (the "1984 Plan of Reorganization") dated as of June 1, 1984, between the Company and the wholly-owned subsidiary, Science Applications, Inc., in which event the Committee or its delegate shall keep records to reflect the number of shares of Class B Common Stock allocated to each Participant's Plan Account, and/or (b) other class(es) of Company Stock."

                          6. Section 4.3(a) is amended in its entirety to read as follows:

                          "Subject to the requirements and restrictions of this
                          Section 4.3, and subject also to the right of the Company to amend or terminate this Plan or to suspend or discontinue contributions to this Plan, as hereinafter provided, for each Plan Year the Company shall contribute to the Trust Fund an amount to be determined by the Board of Directors in its discretion."

                          7. Section 4.4 is amended in its entirety to read as follows:

                          "The Company's contribution to the Trust Fund shall be paid in cash, Company Stock, or such other property as the Board of Directors may from time to time determine."

                          8. Section 4.9 is amended by deleting the first sentence thereof and substituting therefor the following:

                          "Acquisition or sale by the Plan of Company Stock or other qualifying employer securities (as defined in ERISA section 407(d)(5)) from or to a "disqualified person," as defined in Code section 4975(e)(2), shall be at a price which represents "adequate consideration," as defined in ERISA section 3(18) or, in the event such Company Stock or other qualifying employer security is a marketable obligation, as defined in ERISA section 407(e), at a price not less favorable to the Plan than the price determined under ERISA section 407(e)(1)."

                          9.           Section 4.10 is deleted in its entirety.

                          10. Section 6.5(c) is amended by deleting the parenthetical in the first sentence thereof.

                          11. Section 6.6(b)(ii)(B) is amended by deleting the first sentence thereof and substituting therefor the following:

                          "(B)         If any Company Stock does not consist of
                          securities listed on a national securities exchange, or traded on a regular basis, as determined by the Company, in the over-the-counter market, the fair market value of such stock shall be determined using the Formula Price for such stock, if applicable, as set forth in the Company's Certificate of Incorporation (or, if no such Formula Price is applicable, by a method established by the Company consistent with applicable law) on the applicable Valuation Date."

                          12.          Section 6.6(b)(ii)(D) is deleted.

                          13. Section 6.7(b) is amended in its entirety to read as follows:

                          "No forfeitures shall be allocated to any Alternate Payee Account."

                          14.          Section 6.7(f) is deleted.

                          15.          Sections 6.12, 6.13, and 6.14 are
                 deleted.

                          16. Section 8.5(c) is amended by deleting the third sentence thereof.

                          17. Section 8.7(b) is amended by deleting the last sentence thereof.

                          18.          Section 8.8(h) is deleted.





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                          19.          Section 8.13(c) is amended by deleting
                 the entire provision.

                          20. Section 13.2 is amended by deleting subsections (a)(ii) and (a)(iii) and substituting therefor the following:

                          "(ii)        Forfeitures under the Company's Stock
                          Bonus Retirement Plan.

                          (iii)        Company Contributions under the
                          Company's Stock Bonus Retirement Plan."

April 22, 1997

                 1. Section 6.7(b) is hereby amended in its entirety to read as follows:

                          (b) No forfeitures shall be allocated to any Alternate Payee Account.

                 2. Section 8.15(a)(iii) is hereby amended by substituting the phrase "Code section 414(p)" for the phrase "Code section" in the second sentence thereof.





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